Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                  Xin Net Corp.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 1)Title of each class of securities to which transaction applies:

Common
----------------------------------------------------------------

 2)Aggregate number of securities to which transaction applies:
41,360,010

----------------------------------------------------------------

 3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A
----------------------------------------------------------------

 4)Proposed maximum aggregate value of transaction:
N/A
----------------------------------------------------------------

                                  Xin Net Corp.
                             #950-789 W. Pender St.
                         Vancouver, B.C. Canada V6C 1H2

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON ___________________, 2003

     Notice is hereby given that the Annual Meeting of Shareholders of Xin Net Corp., (hereinafter referred to as "the Company") will be held at #950-789 West Pender St., Vancouver, B.C. V6C 1H2, at 10:00 AM, local time, on ______________, 2003 for the following purposes:

        1. To elect five directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

        2. To authorize the sale of Xin Net Telecom Corp., the domain name registration business of the Company to a non-affiliated party ("Sino-i.com Limited") pursuant to an Agreement dated February 26, 2003.

        3. To approve the "Assets Transfer Agreement" signed on June 22, 2001, which transfers Company ISP assets to Beijing Sino Soft Intel Information Technology Ltd.

        4. To approve the Amendment of the Articles of Incorporation to increase the authorized capital to 300 million common shares $.001 par value and 300 million preferred shares $.001 par value in such classes or series and with such rights and privileges as the board may hereafter determine.

        5. To ratify Clancy & Co. as the company auditors for year ended December 31, 2003.

        6. To transact such other business as may properly come before the Annual Meeting or any postponement of or adjournment thereof.

     The Board of Directors has fixed the closing of business on ______________, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2002 and Interim Report for 2nd Quarter 2003 accompany this Notice of Annual Meeting and Proxy Statement.

         All stockholders, whether or not they expect to attend the Meeting in person, are requested to complete, date, sign, and return the enclosed form of proxy in the accompanying pre-addressed envelope. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the Meeting.


                                              /s/ Angela Du
                                              ----------------------------------
                                              Xin Net Corp.
                                              Angela Du, President

                                 PROXY STATEMENT

                                  Xin Net Corp.

                            #950-789 West Pender St.
                          Vancouver, BC Canada V6C 1H2

                                ANNUAL MEETING OF

                             SHAREHOLDERS TO BE HELD

                          On ____________________, 2003

         This Proxy Statement is being furnished to the shareholders of Xin Net Corp., a Florida corporation, in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 10:00 AM, local time, ____________, 2003 at #950-789 West Pender Street, Vancouver, BC Canada. The Proxy Statement is first being sent or given to shareholders on or about _________________, 2003.

     PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

     WE ARE ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED TO SEND US A PROXY.

                                  VOTING RIGHTS

         Stockholders of record of the Company as of the close of business on September 29, 2003 have the right to receive notice of and to vote at the Annual Meeting. On December 31, 2002, the Company had issued the outstanding 41,360,010 shares of Common Stock (the "Common Stock"), the only class of voting securities outstanding. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a minimum of ten percent (10%) of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

                               EXPENSE OF MAILING

         The expense of preparing and mailing of this Proxy Statement to shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees and fiduciaries to forward this Proxy Statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. The Company will not reimburse such persons for the cost of forwarding.


                                     PROXIES

         In voting their Common Stock, stockholders may vote in favor of or against any proposal on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instructions are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the proposals and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company, (ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Ernest Cheung, Secretary, Xin Net Corp., #950-789 W. Pender St., Vancouver BC Canada V6C 1H2.

         HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING PRE-ADDRESSED ENVELOPE.

     The person named as proxy is Angela Du, a director of the Company.

     In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will not reimburse such persons for their expenses incurred in doing so.

                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

      No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No current officer or director or shareholder has any interest in any matter to be voted upon. Angela Du, Ernest Cheung, and Richco Investors, Inc., holders of a total of 5,319 ,500 shares or 12.8% of the outstanding stock, have indicated their intent to vote in favor of the proposals.


                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     As of the call date of the meeting, September 29, 2003 the total number of common shares outstanding and entitled to vote was 41,360,010.

         The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

                                   RECORD DATE

     Stock transfer records will remain open. _______________, 2003 shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

          The following table sets forth information as of the date of the Proxy Statement, with respect to the shares of common stock of the Company owned by
(i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment are by such person.


Title      Name and                                Amount and               Percent
of         Address of                              Nature of                of
Class      Beneficial Owner                        Beneficial Interest      Class
----       ----------------                        -------------------      -----
Common     Xiao-qing Du
           #2754 Adanac St.                        2,760,000                6.7%
           Vancouver, BC V5K 2M9

Common     Richco Investors, Inc.                  2,559,500                6.2%
           789 W. Pender St., #830
           Vancouver, BC Canada V6C 1H2

Common     Ernest Cheung       (1)                 2,559,500                6.2%
           Secretary and Director
           789 W. Pender St., #830
           Vancouver, BC  Canada V6C 1H2

Common     Maurice Tsakok      (1)                 2,559,500                6.2%
           789 W. Pender St., #830
           Vancouver, BC Canada V6C 1H2

Officers and Directors as a Group                  5,319,500                12.8%

Common     Zeth Zhang
           14/F Hutchison House                    4,000,000                9.7%
           10 Harcourt Road, Hong Kong

Common     Grace Ding
           14-143 Dahongmen Street                 4,000,000                9.7%
           Fengtai District, Beijing, China

Common     Jerry Wang
           17-2-101 New Zhongxili                  4,000,000                9.7%
           East District, Beijing, China

Common     Susan Wen
           502-16 No. 3 Street                     4,000,000                9.7%
           Zhongguancun, Haidian District
           Beijing, China

Common     Jason Quan
           301-4-4 Railway Street                  4,000,000                9.7%
           West District, Beijing, China

(1) Through Richco Investors, Inc. of which Ernest Cheung and Maurice Tsakok are officers, directors, and shareholders.

                          VOTING REQUIRED FOR APPROVAL

         I. Thirty-three percent (33%) or more of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

         II. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

        III. The favorable vote of a majority of the votes of the shares of Common Stock present in person or represented by proxy if a quorum is present at the Annual Meeting is necessary to:

        - To elect five directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

        - To ratify Clancy & Co. as the company auditors for year ended December 31, 2003.

        - To transact such other business as may properly come before the Annual Meeting or any postponement of or adjournment thereof.


        IV. The favorable vote of a majority of the class of common stock issued and outstanding is necessary to approve the following actions:

        - To authorize the sale of Xin Net Telecom Corp., the domain name registration business of the Company to a non-affiliated party ("Sino-i.com Limited") pursuant to an Agreement dated February 26, 2003.

        - To authorize an amendment to the Articles of Incorporation to increase the authorized capital to 300 million common shares $.001 par value.

        - To approve the "Assets Transfer Agreement" signed on June 22, 2001, which transfers Company ISP assets to Beijing Sino Soft Intel Information Technology Ltd.


REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

EXECUTIVE COMPENSATION

(a)  Officers' Compensation.

     Compensation paid by the Company for all services provided up to December 31, 2002 to each of the executive officers and to all officers as a group.



                            SUMMARY COMPENSATION TABLE OF EXECUTIVES
                        Cash Compensation             Security Grants
----------------------------------------------------------------------------------------------------------
Name and      Year  Salary  Bonus Annual      Restricted Securities   Long Term           LTIP      All Other
Principal                         Compensation Stock     Underlying   Compensation/       Payments  Other
Compensation                     /Other($)    Awards    Options/     Options
Position                                                    SARs(#)
                                                            (SHARES)
----------------------------------------------------------------------------------------------------------
Xiao-qing Du  2000  30,000    0           0     0         0                0              0              0
President     2001  32,084    0           0     0         0                0              0              0
              2002   4,809    0           0     0         0                0              0              0
                     (CDN)
----------------------------------------------------------------------------------------------------------
Ernest Cheung 2000       0    0      24,000     0         0                0              0              0
Secretary     2001       0    0      24,000     0         0                0              0              0
              2002       0    0      24,000     0         0                0              0              0
                                      (CDN)
----------------------------------------------------------------------------------------------------------
Officers as   2000  30,000    0      24,000     0         0                0              0              0
A Group       2001  32,084    0      24,000     0         0                0              0              0
              2002   4,809    0      24,000     0         0                0              0              0
                     (CDN)            (CDN)
----------------------------------------------------------------------------------------------------------


(b)  Directors' Compensation

     Directors who are also officers of Xin Net Corp. receive no cash compensation for services as a director. However, the directors will be reimbursed for out-of-pocket expenses incurred in connection with attendance at board and committee meetings. The Company has granted options to directors under its Stock Incentive Plan subsequently adopted.



                                               SUMMARY COMPENSATION TABLE OF DIRECTORS
                             (To December 31, 2002)
                        Cash Compensation               Security Grants
----------------------------------------------------------------------------------------------------------
Name and       Year    Annual   Meeting  Consulting Number       Securities          LTIP      All Other
Principal              retainer Fees ($) Fees/Other   of         Underlying          Payments  Compensation
Position               Fees ($)          Fees($)    Shares (#)   Options/SARs(#)
                                                                        (SHARES)
----------------------------------------------------------------------------------------------------------
Xiao-qing Du,  2000    0          0        0           0           0                 0              0
Director       2001    0          0        0           0           0                 0              0
               2002    0          0        0           0           0                 0              0
----------------------------------------------------------------------------------------------------------
Marc Hung      2000    0          0        29,500      0           0                 0              0
Director       2001    0          0        60,000      0           0                 0              0
(resigned)     2002    0          0        30,000      0           0                 0              0
                                             CDN
----------------------------------------------------------------------------------------------------------
Ernest Cheung, 2000    0          0        0           0           0                 0              0
Director       2001    0          0        0           0           0                 0              0
               2002    0          0        0           0           0                 0              0
----------------------------------------------------------------------------------------------------------
Maurice Tsakok 2000    0          0       24,000 CDN   0           0                 0              0
Director       2001    0          0       24,000 CDN   0           0                 0              0
               2002    0          0       24,000 CDN   0           0                 0              0
----------------------------------------------------------------------------------------------------------
Directors as a 2000    0          0       53,500 CDN   0           0                 0              0
group          2001    0          0       84,000 CDN   0           0                 0              0
               2002    0          0       54,000 CDN   0           0                 0              0
-------------------------------------------------------------------------------------------------------------------------------

        There have been no Option/SAR grants or exercises in the last fiscal year reportable under Reg. S-B, 402(c) or (d).

(c) Termination of Employment and Change of Control Arrangements.  None.

(d) Stock purchase options:

     On February 26, 1999, stock options for a total of 480,000 shares at $.40 per share were granted to officers and employees (or persons who became officers) that had contributed to the success of the company in the past: Marc Hung (150,000 shares) and Xin Wei (330,000 shares) (Note: Mr. Wei is not an officer of the Company, but an employee of Infornet Investment Corp., a subsid-iary of Xin Net Corp.) All share options were exercised as of April 6, 1999.

     On November 12, 1999 the Company granted 2,136,000 options to purchase shares at $1.30 per share to entities/persons who contributed to the successful results achieved by the Company in 1999, as follows:

     a. 262,000 options to Gemsco Management Ltd. (owned beneficially by director Maurice Tsakok) for designing and implementing the Company's corporate website, advising on technological matters, researching the technology sector and for services as a director.
     b. 262,000 options to Farmind Link Corp. for their role as advisor on strategic issues, technology market trends, and financial and capital market issues.
     c. 262,000 options to Sinhoy Management Ltd. (owned beneficially by officer and director Marc Hung) for their contributions to the general management of the Company, investor relations, technological matters and for services as a director.
     d. 212,000 options to Lancaster Pacific Investment, Ltd. for their contributions in the areas of regulatory matters, Chinese market conditions and strategies aimed at penetrating the market.

     e. 50,000 options to Ernest Cheung for services rendered as secretary and director of the Company.
     f. 20,000 options to Yonderiche International Consultants Ltd. for services rendered in matters regarding Chinese government policies and regulations.
     g. 1,068,000 options to Weststar Holdings Limited (owned beneficially by Xiao-qing Du, a director and president of Infornet Investment Corp., and Xin Wei, a director and secretary of Infornet Investment Corp. and president of XIN
HAI) and employees of Xin Hai Technology Development Ltd., as a group, for the successful continued development of the business in China and achieving excellent operational results during the year. The breakdown of the 1,068,000 options is to be determined at a later date.

     The average closing price for the five trading days ended on November 12, 1999 was $1.28 per share. The closing price on November 12, 1999 was $1.187 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On February 26, 1999, Marc Hung, who was neither an officer nor director but since has become President and Director, was granted and exercised (in March, 1999) an option to purchase 150,000 shares of common stock at $.40 per share. The option to purchase shares was granted to him for services rendered since July 1998 as advisor to the Company in matters relating to management, technology and strategies.

     On February 26, 1999, Kun Wei, a shareholder, was granted and exercised (in March) an option to purchase 330,000 shares of common stock at $.40 per share. The option to purchase shares was granted to him for contributing to the success of the joint venture, in particular with regards to technology development and implementation. Kun Wei is Vice President of Xin Hai Technology Development, Ltd. and the brother of Xin Wei.

     On February 26, 1999, Xin Wei, a shareholder, who is President of Xin Hai Technology Development, Ltd., the Company's joint venture Partner, was granted and exercised (in March 1999) an option to purchase 330,000 shares of common at $.40 per share. The option to purchase shares was granted to him for contributing to the success of the joint venture, in particular with regards to general management of Xin Hai Technology Development Ltd., business development and governmental relations.

     In May 1999, Marc Hung, President and Director of the Company, purchased 80,000 units of the private placement at the $1.00 offering price. Richco Investors, Inc., a public company of which both Messrs. Ernest Cheung and Maurice Tsakok are directors, officers and shareholders, purchased 700,000 units in the private placement at $1.00 per unit in May 1999.

      On September 17, 1999 385,000 units were issued to Richco Investors, Inc. as a consulting fee for services rendered in structuring the unit placement.

     The units consisted of one share and a warrant ("A" Warrant) to purchase an additional unit at $2.00 per unit, such additional unit consisting of one share and a warrant ("B" Warrant) to purchase an additional share at $5.00 per share. On March 15, 2001 the Company amended both the Series "A" and Series "B" warrants as follows:

   - The exercise price of the Series "A" warrants is adjusted to $1.00 each and their term is extended to the earlier of (a) March 31, 2003 and (b) the 90th day after the day on which the weighted average trading price of Xin Net Corp.'s shares exceeds $1.25 per share for ten consecutive days;

   - Upon exercise of one Series "A" warrant at $1.00, the holder will receive one Xin Net Corp. common share and one Series "B" warrant;

   - The exercise price of the Series "B" warrants is adjusted to $1.50 each and their term is extended to the earlier of (a) March 31, 2004 and (b) one year after the 90th day occurrence described above.

     On November 12, 1999 the Company granted 2,136,000 options to purchase shares at $1.30 per share to entities/persons who contributed to the successful results achieved by the Company in 1999, as described above under "Stock Purchase Options."

     The Company has made loans to the joint venture since the year 1999. These loans bear 0% interest and are payable on demand. At December 31, 2002 the cumulative amount of the loans was $3,152,184.

     On June 22, 2001 the Company, through its Chinese joint venture partner Xin Hai Technology Development Ltd, signed an agreement to transfer ISP assets to Beijing Sino Soft Intel Information Technology Ltd. for USD 700,000 equivalent in Renminbi, plus other considerations. The text of the agreement is appended to this proxy as Exhibit B. Xin Hai was an affiliate at the time of the contract.

     On February 26, 2003 the Company signed an agreement to sell 100% ownership of Xin Net Telecom Corp., its domain name Registration business to Sino-i.com Limited. A formal agreement has been executed subject to shareholder approval. The translated text of the Agreement as provided by translators in China is appended to this Proxy as Exhibit C. Sino-i.com is not an affiliate or related.

Committees and Meetings

         The Board held numerous meetings during the fiscal year ended December 31, 2002. The Board has standing Audit and Compensation Committees. The Audit Committee conducted its business during the regular meetings of the Board of Directors during the last fiscal year and in addition, conferred from time to time as necessary. The Compensation Committee, in addition to meetings as part of the regular meetings of the Board, also conferred from time to time as necessary. The Board has no standing nominating committee. All directors attended more than 75% of the Board meetings and the meetings of the Board committees on which such directors served.

         The Audit Committee of the Board presently consists of Mr. Cheung and Ms. Du. The Audit Committee has the responsibility to review the scope of the annual audit, recommend to the Board the appointment of the independent auditors, and meet with the independent auditors for review and analysis of the Company's systems, the adequacy of controls and the sufficiency of financial reporting and accounting compliance.

         Mr. Cheung and Ms. Du currently serve on the Compensation Committee. The Compensation Committee will administer the Company's Employee Stock Award Plan (the "Plan") and determines the compensation to be paid to each of the Company's executive officers, employees, and Directors.

                      COMPENSATION COMMITTEE INTERLOCKS AND
                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation Committee. Mr. Cheung and Ms. Du are members of the Compensation Committee.

Indemnification of Directors and Officers

         As permitted by the Florida Business Corporation Act, the Company's Certificate of Incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach or alleged breach of their duty of care. In addition, as permitted by the Florida Business Corporation Act, the Bylaws of the Company provide generally that the Company shall indemnify its directors and officers to the fullest extent permitted by Florida law, including those circumstances in which indemnification would otherwise be discretionary.

         The Company has entered into indemnification agreements with each of its directors and executive officers that provide the maximum indemnity allowed to directors and executive officers by the Florida Business Corporation Act and the Bylaws, as well as certain additional procedural protections. In addition, the indemnification agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified.

         The indemnification provision in the Bylaws, and the indemnification agreements entered into between the Company and its directors and executive officers, may be sufficiently broad to permit indemnification of the officers and directors for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act").

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                ANNUAL REPORT AND INTERIM 2ND QUARTER 2003 REPORT

         The Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 (the "Form 10-KSB") and Interim Report 2nd Quarter 2003 are being furnished simultaneously herewith. The Form 10-KSB and 2nd Quarter Interim Report are not considered a part of this Proxy Statement.

         The Company will also furnish to any stockholder of the Company a copy of any exhibit to the Form 10-KSB as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to Ernest Cheung, Secretary, at #950, 789 W. Pender St., Vancouver, BC Canada V6C 1H2.


                         BOARD OF DIRECTORS AND OFFICERS

          Three of the persons listed below, namely Ernest Cheung, Xiao-Qing (Angela) Du and Maurice Tsakok are Officers and the members of the Board of Directors as of this date. The persons, whose name are annotated with an asterisk (*) are not directors or officers of the Company, but are nominees for election to the Board. All persons are nominees for Directors for the following term.

                        DIRECTORS AND EXECUTIVE OFFICERS
                        --------------------------------

                                                                       Period of
                                                                      Service As
                                                                   An Officer Or
     Name                  Age           Position(s)                    Director
----------------------  --------  ------------------------  -------------------
Ernest Cheung               53     Secretary & Director            Annual
Xiao-qing (Angela) Du       32     President & Director            Annual
Maurice Tsakok              51     Director                        Annual


         The principal occupations of each director and officer of the Company for at least the past five years are as follows:

                              MANAGEMENT EXPERIENCE

    XIAO-QING (ANGELA) DU, President of subsidiary Infornet Investment Corp. and Director, age 32, was President and Director of our company from 1996 to April 1999. She received a Bachelor of Science in International Finance in 1992 from East China Normal University. She received a Master of Science in Finance and Management Science in 1996 from the University of Saskatchewan Canada. She has been Business Manager of China Machinery & Equipment I/E Corp. (CMEC) from 1992 to 1994. She is now President of Infornet Investment CORP., our wholly owned subsidiary in Canada, and remains a director of our Company.

     ERNEST CHEUNG, Secretary and Director, age 53, has been Secretary of our company since May 1998. He received a B.A. in Math in 1973 from University of Waterloo Ontario. He received an MBA in Finance and Marketing from Queen's University, Ontario in 1975. From 1991 to 1993 he was Vice President of Midland Walwyn Capital, Inc. of Toronto, Canada, now known as Merrill Lynch Canada. From 1992 until 1995 he served as Vice President and Director of Tele Pacific International Communications Corp. He has also served as President for Richco Investors, Inc. since 1995. He has been a director of our Company since 1996. He is currently a Director of Agro International Holdings, Inc. since 1997, Richco Investors, Inc. since 1995.

     MAURICE TSAKOK, Director (since 1997), age 51, was employed from 1994 to 1996 by Sagit Mutual Funds, a mutual fund company, who as a vice-president was responsible for computer operations and research on global technology companies. From 1997 to present, he acted as a consultant on the high-tech industry and provides technical analysis on high-tech companies. He holds a Mechanical Engineering degree (1974 University of Minnesota) as well as an MBA specializing in Management Information Systems (MIS) (1976 Hofstra University). In 2000, he became a Director of China NetTV Holdings, Inc.

         The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified.

         The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal.

                                   Proposal #1

                      NOMINATION AND ELECTION OF DIRECTORS

         The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is four and will become five. The Board has nominated five persons. At this Annual Meeting, a Board of five directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below. In the event that any Management nominee shall become unavailable, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.


         The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.


                   THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

                                  Ernest Cheung
                              Xiao-qing (Angela) Du
                                 Maurice Tsakok
                                Stephen Hutchison
                                    Kun Wei

The biographical information for Messrs. Tsakok and Cheung and Mdm. Du are con-tained in the previous section "management Experience" for current management.

Stephen Hutchison - Mr. Hutchison has been an educator for the past twenty-eight
(28) years. His experience has given him the opportunity to teach and work with children at all ages (Kindergarten through Grade twelve). Mr. Hutchison received his Bachelor of Arts degree in 1973 and gained his Bachelor of Education one year later. After gaining experience in the classroom for 5 years he returned to school to complete a Master of Education degree with emphasis in the areas of Educational Psychology and Curriculum Design. Since 1986, Mr. Hutchison has maintained the role of School Administrator in three of the most prominent schools in Canada - Appleby College in Ontario, St. John's-Ravenscourt School, Winnipeg, Manitoba, and St. George's School, Vancouver, British Columbia. Most recently, he has taken over the role of Headmaster of St. John's School in Vancouver. In his role as administrator, he has undertaken curriculum review processes at each of his schools, professional development improvements, and he has successfully undertaken financial activities that have enabled each of his schools to prosper financially. An excellent administrator, communicates effectively and is decisive in dealing with issues pertaining to the success of the school. Mr. Hutchison is comfortable in his relations with Boards, parents, teachers, and students. Although it is easy for a Head of school to appease constituents, Mr. Hutchison is comfortable making tough decisions that will benefit the school over a period of time. Mr. Hutchison has extensive experience preparing annual budgets, reporting to various Boards, and effectively solving problems at all levels of the school system. More recently, Stephen Hutchison has found his ten years experience traveling to Asia enabled him to be invited to give lectures in Taipei, Kaohsiung, and Hong Kong to teachers, parent groups, and school administrators on Western Education and Effective Leadership. Mr. Hutchison's experience, success, and commitment to education have made him a respected member of the Education communities both within Canada and Asia.

KUN WEI - Kun Wei has been with the Company's operations in China for the past 5 years. He received a computer science degree from the Computer College of the Beijing Polytechnic University in 1996. He is a founder operator of Beijing Xin Hai Technology Development Corp. and was in charge of the technical aspects of the operations. This experience have given him extensive knowledge in the successful operations of a China based company and his input to the Board was invaluable over the last 5 years.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.


                                   Proposal #2

        To authorize the sale of the Company's Domain Name Registration business "China DNS" to Sino-i.com pursuant to an agreement dated February 26, 2003.

          In February 26, 2003, the Company signed an agreement to sell the Company's subsidiary Xin Net Telecom Corp. (Domain name registration) to a subsidiary of Sino-i.com Limited, a Stock Exchange of Hong Kong listed company for a total consideration of Rmb 20 million (approx. US$ 2.4 million). Infornet Investment Limited is the Company's wholly owned Hong Kong subsidiary that controls the Company's interest in Xin Net Telecom Corp. This transaction is now submitted for shareholder approval at the Annual Meeting. This transaction, will take the Company out of the China Internet business.

          Since the Company started its Internet business in China, it has seen rapid growth in Internet use in China; but it has also seen an equal if not greater growth in companies entering this arena. As a result, the industry experienced severely reduced operating margins. The Company had managed to continue to compete by cutting discretionary cost such as advertising and improving overall operating efficiencies. Although the Company is considered a leader in the Domain Name Registration field, due to the lack of adequate funding, future growth potential is limited at best. The Company had struggled for the past several years to break even and was hoping for some meaningful funding to grow, but the plan was nullified when the funding failed to materialize. As China becomes more and more open according to the terms of the WTO, the world's large well-funded companies have been given access to the China market and have seriously compromised the Company's competitive position. Due to the continued loss on operations ($254,035 in 2002). In 2003, the Company entered into an Agreement to sell the domain name registration business to a subsidiary of Sino-i.com Limited for approximately $2.4 million. We are treating the DNS business as discontinued operations at this time, and Sino-i.com Limited is managing and funding the operations.

        A pro forma financial statement of Xin Net Corp. after sale of Xin Net Telecom Corp. is shown as Exhibit D(1-4).


Summary of Agreement
--------------------

         The Company has executed a formal agreement on Feb. 26, 2003 to sell 100% of Xin Net Telecom Corp., the domain name registration business. The closing of the sale agreement is however conditional to shareholders approving the transaction. If shareholders do not approve of the transaction, the sale agreement, as executed, cannot be closed, and may have to be voided or modified. The agreement is included as Exhibit C. The pro forma financial statement of Xin Net Corp., if the sale of the domain name registration business is not completed but the ISP business is sold (Exhibit D(2)) is included as an Exhibit.


Terms of the Transaction
------------------------

         There is no tender offer involved in the proposed transaction. The proposed transaction is not dependent upon the approval of Proposal #3.

          I. The company proposes to sell its domain name registration business, if the transaction is approved by shareholders. The business which will be transferred by the company to the Buyer, is its domain name registration and business in China. The pro forma financial statements after sell domain name and the web design & hosting segment of business is contained on Exhibit D(3).

         II. Consideration is being offered to Xin Net Corp. in the form of a cash at closing. No distribution or dividend to shareholders will be made.

        III. Xin Net Corp is engaging in the transaction for several reasons, mainly:

                A. The domain name registration business of the company has grown as the Internet business has grown in China has the chance to continue to grow only with expenditure of substantial amounts of capital.

                B. The operations of the domain name registration, but in a very competitive environment, has the potential of operating at a profit only with large additional capital infusions.

         IV. The vote required to approve the transaction is the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting at which a quorum must be present.

          V. No material differences in rights of security holders will result from the proposed sale transaction.

         VI. The transaction will be treated as a sale of assets and extra-ordinary income.

        VII. The tax treatment of the sale would be as a capital gain from sale of assets held for more than one year.

       VIII. No securities are being purchased from any officer, director, or affiliate of the company.

         IX.   No security holders are being treated differently in any way.

          X. Dissenting shareholders may be entitled to any appraisal rights for the transaction under Florida law. If a shareholder wishes to exercise appraisal rights, they must follow the procedures set forth in FSA 607.1304-1333 inclusive, including transmitting the Notice of Demand for appraisal on or before __________________. FSA 607-1301 to 1333 inclusive are attached hereto as Exhibit E. The Appraisal Demand Form is Exhibit F.

         XI. There are no provisions for unaffiliated shareholders to grant them access to corporate files or obtain counsel or appraisal services at the expense of the company.

        XII. The transaction has no effect on the trading or listing eligibil-ity of the company's securities at this time.

Required Approval

         For action to be taken at the Annual Meeting on this issue, a quorum must be present. To be considered approved, the proposal to allow the sale of Xin Net Telecom Corp. to Sino-i.com Limited must receive the affirmative vote of the holders of a majority of the shares of common stock issued and outstanding. Unless marked to the contrary, proxies received will be voted "FOR" the approval of the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL #2 TO ALLOW SALE OF THE CHINA DNS BUSINESS TO SINO-I.COM LIMITED.

                                   Proposal #3

         On May 18, 2001 the Board of Directors decided that the Company's business in China will focus on domain name registration and web-hosting services, and will discontinue Internet access provision (ISP) services as soon as practicable. The ISP business in China faced stiff competition, mainly from government-owned telephone companies, and accounted for a very large share of Company operating losses in the fiscal year ended December 31, 2000 and in the fiscal quarters ended March 31, 2001 and June 30, 2001. The Company filed a Form 8-K "Current Report" with the Securities and Exchange Commission (SEC) regarding this decision on May 23, 2001. On June 22, 2001 the Board of Directors authorized the Company's joint venture partner, Xin Hai Technology Development Ltd., to sign an agreement to sell Company ISP assets to Beijing Sino Soft for USD 700,000 in cash. The agreement was signed on June 22, 2001. An English summary and an English translation of the agreement were filed with the SEC on July 12, 2001. The summary is reproduced here and the agreement is included as Exhibit B of the Proxy Statement. A pro forma financial statement to June 30, 2001 after disposal of ISP assets is also included as Exhibit D(2). The statutes of the State of Florida, the jurisdiction of incorporation of the Company, require that the agreement be approved by Company shareholders.

       Summary of Asset Transfer Agreement dated June 22, 2001.
The Company has entered into an Assets Transfer Agreement under which it has agreed to transfer all the assets of the ISP operations in China to Beijing Sino Soft Intel Information Technology, Ltd. of Beijing. The transfer includes all transferable permits, equipment, agency contracts, customers, accounts, employees and operations.

          The price for the transfer of assets by the Company is $700,000 (USD) payable to the Company in Renminbi at the official exchange rate. A sum of $500,000 has been received to date and the balance of $200,000 is to be received after Xin Net Corp. shareholders' approval of the Agreement.

          The Company has agreed to assign Logo, lines, numbers, locations and all accounts and assets and has agreed not to compete in China in the ISP business. No fixed debt is assumed by purchaser, but ongoing contracts for Internet access provision, etc. will be assumed by buyer.


Terms of the Transaction

         There is no tender offer involved in the proposed transactions. The proposed transaction is not interdependent upon any other transaction.

          I. Sale of Xin Net Corp's Internet Service Provider Assets in China to Sino Soft, a Chinese Internet Service Provider.

               The assets consist of the ISP telephone numbers, subscribers, equipment, domains, personnel as may be rehired by Sino Soft, hosting agreements, licenses, software, and goodwill. The purchase price is $700,000, $500,000 of which has been paid, and $200,000 of which shall be paid upon shareholder approval of the transaction.

         II. No consideration is being offered to security holders of Xin Net Corp.

        III. Xin Net Corp. is engaging in the transactions for several reasons:

                A. The ISP operations have lost money on operations since inception.

                B. The domain name registration service is in a very competitive environment, and substantial additional capital will be required for advertising and marketing. The sale will provide capital for the Company to continue in its remaining business.

                C. Substantial additional capital which is unavailable to the company would be necessary to continue operations, with no assurance of reaching profitability.

                D. The sale allows the company to recoup $700,000 of its investment.

                E. The paying subscriber base for profitability for ISPs has proven extremely costly to obtain and retain in China.

                F. Without substantial additional capital expenditure, the Domain name registration business will in all likelihood decline in value.

         IV. The vote required by Xin Net corp. shareholders to approve the transaction is the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting at which a quorum must be present.

          V. No material differences in rights of security holders will result from the proposed sale transaction.

         VI. The transaction will be treated as a disposal of assets of discontinued operations and may result in an extraordinary gain.

        VII.   There  will  be  no  Federal  income  tax   consequences  of  the
               transaction due to the overall operational net loss of the company.

       VIII. No securities are being purchased from any officer, director, or affiliate of the company.

         IX.   No security holders are being treated differently in any way.

          X. Dissenting shareholders may be entitled to any appraisal rights for the transaction under Florida law. If a shareholder wishes to exercise appraisal rights, they must follow the procedures set forth in FSA 607.1304-1333 inclusive, including transmitting the Notice of Demand for appraisal on or before __________________. FSA 607-1301 to 1333 inclusive are attached hereto as Exhibit E. The Appraisal Demand Form is Exhibit F.

         XI. There are no provisions for unaffiliated shareholders to grant them access to corporate files or obtain counsel or appraisal services at the expense of the company.

        XII. The transaction has no effect on the trading or listing eligibil-ity of the company's securities at this time.

Required Approval

          For action to be taken at the Annual Meeting on this issue, a quorum must be present. To be considered approved, the agreement to sell Company ISP assets to Beijing Sino Soft and to sell the domain name registration business must receive the affirmative vote of the holders of a majority of the shares of common stock issued and outstanding. Unless marked to the contrary, proxies received will be voted "FOR" approval of the agreement to sell the Company's ISP assets to Beijing Sino Soft.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AGREEMENT SIGNED ON JUNE 22, 2001 TO SELL THE COMPANY'S ISP ASSETS TO BEIJING SINO SOFT.


                                   Proposal #4

                               AMENDMENT TO ARTICLES FOR
                            AN INCREASE IN AUTHORIZED CAPITAL

         The Company, through its Board, is asking shareholders to approve the Amendment of the Articles of Incorporation to increase the authorized capital to 300 million common shares at $.001 par value and 300 million at $.001 par value preferred shares at $.001 par value, in such classes or series and with such rights and privileges as the Board may hereafter determine. The Company current-ly has 50 million common shares authorized at $.001 par value.

         Management believes these changes to the Articles of Incorporation to provide additional capital shares are in the best interest of the corporation, because the current structure of our shares is not appropriate in current market conditions for a small public corporation, to make an acquisition, or otherwise raise significant capital. Further, the Company has issued and outstanding 41,360,010 shares out of 50,000,000 authorized, and such amount is not sufficient in management's judgment to provide unallocated shares for acquisi-tions or capital raising at current market prices and condition.

         Shareholders should be advised that the Board of Directors may make decisions about private placement and asset acquisitions for new shares of common stock, upon which shareholders generally will not have the right to vote, or the same proportionate rights to vote as previously before these proposed changes. In the event of a "forced Merger," under the Florida General Corpora-tions Laws, or a share exchange with shareholders of another corporation, if the Directors and principal shareholders have no interest in the transaction before the transaction, and the transaction is voluntary and approved by the Board of Directors, shareholders have no rights to vote. Other transactions, not meeting those requirements may involve normal requirements for shareholder approval, but, if adopted, the approval of a majority of shareholders will be sufficient, to approve transactions.

        Approving additional authorized capital will not make the Company better able to meet exchange listing criteria. At the current date, with the proposed change the Company would not meet exchange listing criteria. Exchange listing requirements change constantly. There is no assurance the proposed changes will meet exchange listing requirements when, and if, the Company is otherwise qualified. There is no assurance the Company will qualify for exchange listing.

     There is no assurance of any effect of the price of the Company's stock will result, or that the market price for the Company's common stock, immediately or shortly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions, investor attitudes, and external conditions may affect the stock price. The Company is proposing these steps that will best calculate to meet the market attractively. The Company cannot control the market's reaction.

         Dissenting shareholders have no appraisal rights under Florida law or pursuant to the constituent documents of incorporation or bylaws in connection with the proposed additional capitalization.

Required Approval

          For action to be taken at the Annual Meeting on this issue, a quorum must be present. To be considered approved, the agreement to sell Company ISP assets to Beijing Sino Soft and to sell the domain name registration business must receive the affirmative vote of the holders of a majority of the shares of common stock issued and outstanding. Unless marked to the contrary, proxies received will be voted "FOR" approval of the agreement to sell the Company's ISP assets to Beijing Sino Soft.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE ARTICLES TO INCREASE THE AUTHORIZED SHARES, AND UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED FOR THE PROPOSED INCREASE IN AUTHORIZED CAPITAL.

                                   Proposal #5

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Clancy and Co., PLLC, Independent Public Accountants, of Phoenix, Arizona, have been engaged as the Certifying accountants for the period through fiscal year 2002 and shareholders are asked to ratify such engagement. Ratification of the appointment of Clancy and Co, PLLC, as the Company's independent public accountants for the fiscal year ending December 31, 2003 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Clancy and Co., PLLC, for the fiscal year 2003, such appointment will be reconsidered by the Board.

Required Approval

          For action to be taken at the Annual Meeting on this issue, a quorum must be present. To be considered approved, the agreement to sell Company ISP assets to Beijing Sino Soft and to sell the domain name registration business must receive the affirmative vote of the holders of a majority of the shares of common stock issued and outstanding. Unless marked to the contrary, proxies received will be voted "FOR" approval of the agreement to sell the Company's ISP assets to Beijing Sino Soft.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF AUDITORS, CLANCY & CO., PLLC.


                              SHAREHOLDER PROPOSALS

         Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by the secretary of the Company at #950-789
W. Pender St., Vancouver, BC Canada V6C 1H2, not later than 60 days after fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in July, 2004.

         Other Matters. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: October 15, 2003

                                        By Order of the Board of Directors


                                            /s/ Angela Du
                                        By: ----------------------------------
                                            Angela Du, President

                                    EXHIBIT B

                          ISP ASSETS TRANSFER AGREEMENT

This Assets Transfer Agreement (hereafter "Agreement") made by both parties on June 22, 2001 in Beijing.

THE PARTIES:

Party A (Transferor):               Beijing Xin Hai Technology Development Ltd.
Registered Address:                 Room 1858, New Century Office Tower, No.6
                                    Southern Road, Capital Gymnasium, Beijing

Legal Representative:               Mingming Lu


Party B (Transferee):               Beijing Sino Soft Intel Information
                                    Technology Ltd.
Registered Address:                 2nd floor,  No. 9 A, East  Tucheng Rd,
                                    Heping Street, Chaoyang District, Beijing.

Legal Representative:               Xia Gao

Recital:

1. Party A possesses certain ISP assets including equipment and related operating equipment that is capable of providing ISP services to the general public prior to the effective date of this Agreement. Party A wishes to transfer the above mentioned assets, related permits, software, contracts, and subscribers to Party B according to the terms of this Agreement.

2. Party B wishes to accept the above mentioned operating assets and intangible assets including related permits, software, contracts, and subscribers.

3. Party A agrees not to re-enter the Internet access business (i.e. ISP services) in the future.

     Through friendly negotiation, the parties come to the following agreement:

     ARTICLE 1 DEFINITION

     Other than specifically specified, the following terms shall have the same meaning throughout the Agreement including all supplements and addendum:

Transfer Assets: referring to all of the Transferor's equipment and related operating equipment that is capable of providing ISP services to the general public prior to the effective date of this Agreement, including related permits, software, contracts, and subscribers.

Transfer Equipment: referring to all the fixed equipment  listed in Supplement 1 of the Agreement.

Subscribers:        referring to all the  Transferor's  ISP customers  until the effective day of the Agreement.

Technical Information:
                    referring to basic technical information related to the Transfer Equipment listed in Supplement 1, and documentation that ensures the proper operation of the Transfer Equipment such as usage and maintenance specifications, the ISP related operations and financial data, and subscriber information.

Related Services:   referring to the related  permits and rights that  accompany the transfer as listed in Supplement 2 of this Agreement.

Employees:          referring  to  the   Transferor's   employees   with  formal
                    employment  contract that are  associated  with the Transfer
                    Assets as listed is in Supplement 3 of the Agreement.

     ARTICLE 2 TRANSFER ASSETS

2.1 In accordance with the provisions of this Agreement, the Transferor agrees to transfer the above-mentioned assets to the Transferee, and the Transferee agrees to accept such assets from the Transferor.

2.2 The Parties agree that the price of Transfer Assets to be US$700,000. The Transferor agrees to accept payment in Renminbi with the official exchange rate of the day as the basis of conversion.

2.3 The Transferor will provide assistance to the Transferee throughout the transfer process.

2.4 This Agreement is subject to the approval of Xin Net shareholders at the next General Meeting.

     ARTICLE 3 TRANSFER PROCEDURE

3.1 The Transferee will assume operations of the Transfer Equipment at the effective date of this Agreement; transfer of technical and other intangibles should commence so as the Transferee can assume full operations.

3.2 The Transferee will within 5 days examine and verify that the Transfer Equipment corresponds to Supplement 1 of this Agreement. After which an acceptance memorandum will be executed by both parties.

3.3 The Transferor will perform the process of transferring the Related Services as listed in Supplement 2 immediately after the effective date of the Agreement.

3.4 Unless with written notice from the Transferee, the Transferor is responsible for all expenses (including but not limit to equipment maintenance, insurance, and other operating expenses) prior to the transfer of the Transfer Equipment and Technical Information to the Transferee.

3.5 The Transferee agrees to pay a guarantee deposit of US$ 350,000 to the Transferor on the day of signing of this Agreement. The US$ 350,000 balance will be paid after approval is obtained from Xin Net shareholders at the next General Meeting.

3.6 After the Transferee makes a payment, the Transferor will transfer proportional ownership of the Transfer Assets to the Transferee. It is after the Transferee has made all the payments that it will have total ownership of the Transfer Assets.

     ARTICLE 4 EMPLOYEES

4.1 To facilitate a smooth transfer, the parties agree that the Transferee will continue to retain all the Transferor's employees related to the ISP business, relieving the Transferor from all related employment contracts.

4.2 The Transferor will provide detail information of each employee including but not limited to their employment contract, job description and responsibility, wages, bonus, benefit, insurance, incentive method and other related information.

4.3 The Transferor will be responsible for the cancellation of the existing employment contracts and try its best to entice the employee to accept a new contract with the Transferee. The Transferor is responsible for all employment costs prior to the effective date of the Agreement.

4.4 The Transferee will offer six-month employment contract without probation to employees that would like to continue with the Transferee with the same wages and benefits. The Transferee also guarantees that employees will not be let go without cause for six months.


     ARTICLE 5 TERMINATION

5.1 After the effect date of this Agreement, if either party breaches its responsibility, declaration or guarantee as defined in the Agreement or has made a false or misleading declaration, then the other party has the right to unilaterally terminate the Agreement without liability.

5.2 When either party unilaterally terminates the Agreement according to the above article, it should give a written notice to the other party and the Agreement is considered to be terminated as soon as the notice is given.

     ARTICLE 6 WARRANTIES

6.1       The   Transferor   hereby  makes  the  following   warranties  to  the
          Transferee:

     A. General items:

          A1. The Transferor is a legal limited corporation set up based on the Chinese Laws and has the right and ability to execute and implement this Agreement.

          A2.       The   Transferor   has  obtained  all  the   permission  and
                    authorization for executing and implementing this Agreement unless indicated otherwise in this Agreement.

     B. Ownership of Transfer Assets

          B1. The Transferor has legal ownership and utilization rights for all the Transfer Assets.

          B2. There is no lien, mortgage, leasehold, and permission or other burden or third party right or other restriction that affects the Transfer Assets as defined in this Agreement.

          B3. When the Transferor transfers the ownership of the Transfer Assets to the Transferee according to the terms of this Agreement, the Transferee will have the proportional ownership and full utilization right for the Transfer Assets. Execution of the ownership and utilization rights will not conflict with any laws, regulations, or any third party rights. From the effective date of this Agreement up to the day the Transferee completes all the payments and obtains full ownership of the Transfer Assets, all revenues and expenses related to the operations of the Transfer Assets accrue to the Transferee. At the same time the Transferee will take proportional ownership of the Transfer Assets. Unless with permission of the Transferor, the Transferee cannot engage in any dealings with the portion of the Transfer Assets in any manner that the Transferee does not own. B4. After the effective date of this Agreement, all revenues generated by Transfer Assets accrue to the
                    Transferee. If any revenue gets into the Transferor`s account due to delays caused by transferring agency contracts, the Transferor will credit the revenues to the Transferee on a timely basis.

     D. Technical Information

     The Transferor has not granted any rights of the Technical Information, confidential information or other utilization right to a third party. It has no infringed on any third party right or other intellectual property by using Technical Information. Therefore, the Transferee will not infringe any third party right or other intellectual property by using the Technical Information from the Transferor.

     E. Lawsuit

     The Transferor is not a party to any lawsuit or arbitration related to the Transfer Assets. It also does not foresee any lawsuit or arbitration related with the Transfer Assets.

     F. Tax

          F1. Before the effective date of the Agreement, the Transferor is responsible for all taxes that it should or may bear to the different governing bodies.

          F2. After the Transferee has obtained ownership and operation rights of the Transfer Assets, it does not have to bear any taxes related with Transfer Assets before the effective date as mentioned above.

6.2       The Transferee hereby makes the following warranties to the
          Transferor: The Transferee is a legal limited corporation set up based on the Chinese Laws and has the right and ability to execute and implement this Agreement. The Transferee has obtained all the permission and authorization for executing and implementing this Agreement unless indicated otherwise in this Agreement.

     ARTICLE 7  COVENANT

7.1       The Transferor hereby makes the following covenants to the Transferee:

          (1) The Transferor agrees to keep the Transfer Assets in good working order prior to transferring to the Transferee. The Transferor will maintain the assets and ensure the Transfer Assets are in good working condition (as listed in Supplement 1, except normal wear and tear);

          (2) The Transferor guarantees that the Transferee owns the sole user rights to the Transfer Assets from the transfer day according to this Agreement. This however, does not affect the Transferee's right on future claims by the Transferee under terms of this Agreement. If disputes occur with any third party concerning the user rights of the Transfer Assets, it is the Transferor's responsibility to resolve the dispute and bear all the compensation, expenses and other responsibilities related to the dispute. If the Transferee suffers any loss due to such third party dispute, the Transferor is liable to compensate the Transferee for such loss.

          (3) The Transferor guarantees to finish transferring Part 1 of Supplement 2 in a timely manner and use its best efforts to assist the Transferee to complete Part 2 of Supplement 2.

          (4) The Transferor guarantees that during interim transferring period all the transferring procedures are legal.

7.2      The Transferee hereby makes the following covenants to the Transferor:

          (1) The Transferee promises to make all the payments to the Transferor within the stated time according to the terms of this Agreement.

          (2) After the effective date of the Agreement, the Transferee will continue to provide services unconditionally according to the existing agreements between the Transferor and its subscribers.

     ARTICLE 8 BREACH OF AGREEMENT

8.1       Any of the following constitutes breach by either party:

          (1) Being in breach of any of the responsibilities in this Agreement;
          (2) Being in breach of any of the warranties and covenants in this Agreement;
          (3)       Any false declarations, warranties and covenants;
          (4) The operating data from January to March provided by the Transferor is severely misstated.

8.2 If either party is in breach of the Agreement after the Agreement is effective, the other party has the right to ask for remedy within a certain time period; or delay asset transfer or delay payment or terminate the Agreement. It also has the right to claim compensation and penalty from the breach party.

8.3 If either party is in breach of the Agreement after all assets have been transferred or full payment has been made according to the terms of the Agreement, the other party has the right to claim compensation and penalty from the breach party.

8.4 If the Agreement is terminated due to severe breach of the Agreement by one party, the breach party should pay 10% of the total amount of the Contract to the other party for compensation.

8.5 If both Parties are at fault, then each party is responsible for its own actions.

     ARTICLE 9 DISPUTE SETTLEMENT

          Any disputes arising from the execution of or in connection with the Agreement shall be settled through friendly consultations between both Parties. In case no settlement can be arrived through consultations, the dispute shall be submitted to Beijing Arbitration Commission for arbitration. The arbitration decision is final and binding for both parties.

     ARTICLE 10 NOTICE

          Any notice or other connection between the parties must be in written format and may be delivered by person or sent by fax, express or registered post. The sender should pay postage.

     ARTICLE 11 EFFECTIVE DATES AND OTHERS

11.1 The condition of the Agreement to be effective: Execution by legal representatives or authorized representatives of both parties and sealed with both corporate seals.

11.2      Both Parties agree:
          The Agreement will take effect on June 22, 2001. Prior to the effective day, the Transferor owns and bears all the liabilities and rights related with Transfer Assets. From the effective date of this Agreement up to the day the Transferee completes all the payments and obtains full ownership of the Transfer Assets, all revenues and expenses related to the operations of the Transfer Assets accrue to the Transferee. At the same time the Transferee will take proportional ownership of the Transfer Assets. After the Transferee completes all payments, the Transferee will retain full ownership of the Transfer Assets with all its rights and privileges.

11.3 The parties will cover any omissions with Supplementary Agreements. This Agreement and all the Supplements is deemed to have the same legal force.

Party A:                                    Party B:
Legal Representative: Mingming Lu           Legal Representative: Xia Gao
Date: June 22, 2001                         Date: June 22, 2001

                                   EXHIBIT C
                     AGREEMENT FOR TRANSFER CHINADNS ASSETS

                                     PART I

This Agreement made by the following parties on February 26, 2003 in Beijing, P.R. China.

China Enterprise ASP Limited, a company duly incorporated under the laws of SAR Hong Kong and having the registered address at Suite 605-6, Bank of America Center, 12 Harcourt Road Central, Hong Kong (Hereafter "Party A")

SINO-I.COM LIMITED, having the registered address at Suite 605-6, Bank of America Center, 12 Harcourt Road Central, Hong Kong (Hereafter "Party A Guarantor")

Infornet Investment Limited, a company duly incorporated under the laws of SAR Hong Kong and having the registered address at 14th Floor, Hutchison House, 10 Harcourt Road, Hong Kong (Hereafter "Party B")

Xin Net Corp., having the registered office at 950 - 789 West Pender Street, Vancouver, BC, V6C 1H2 (Hereafter "Party B Guarantor (A)")

Xiaoqing(Angela) Du, of 909-1348 Barclay Street, Vancouver, BC, Canada V6E 1H7 , (Hereafter "Party B Guarantor (B)")

("Party B Guarantor (A)" and "Party B Guarantor (B)" collectively "Party B Guarantor")


WHEREAS:

1. As a share transferor, Party B will urge Party A to sign "Xin Net Telecom Corp. Ltd. .(Hereafter "XinWang") Share Transfer Agreement"(Hereinafter "XinWang Share Transfer Agreement") with Party B and will sell its owned 80% of XinWang shares / rights and interests to Party A.
2. Party B agrees to urge the original shareholders (e.g. Mingming Lu, Xin Wei and Kun Wei) of Beijing Xin Hai Technology Development Ltd. (Here-after "XinHai") to sign "Beijing Xinhai Technology Development Ltd. Share Transfer Agreement" (Hereafter "XinHai Share Transfer Agreement" with Mr. Changhai Yu and Shenzhen Xingpengtai Investment Ltd. at the same day when XinWang Share Transfer Agreement is signed and XinHai will sell all its owned shares / rights and interests to Mr. Changhai Yu and Shenzhen Xingpengtai Investment Ltd.

(The above shares/rights and interests transfer collectively called "The Purchase") (The above "XinHai Share Transfer Agreement" and "XinWang Share Trans -fer Agreement" collectively called "Share Transfer Agreements", and Share Trans -fer Agreements and this Agreement collectively called "The Associated Agree-ments").

     As the above matter, Both Party A and Party B come to the following agreement through friendly negotiation:

Article 1 Transaction Frame

1.1 Through negotiation, Party A and Party B unanimously agree that Party B will transfer 80% of XinWang rights and interests to Party A and urge

     XinHai original shareholders to transfer 100% of XinHai rights and interests to Mr. Changhai Yu and Shenzhen Xingpengtai Investment Ltd. ("80% of XinWang rights and interests" and "100% of XinHai rights and interests" hereafter collectively "The Rights and Interest"). At the same time, Party A, Mr. Changhai Yu and Shenzhen Xingpengtai Investment Ltd. will purchase the Rights and Interests by RMB cash in accordance with the terms and conditions of "Share Transfer Agreements";
1.2 Both parties agree that the prophase investigation related to purchasing the Rights and Interests is based on the financial report of XinWang and XinHai as of August 31, 2002;
1.3 Party B warrants that after Party A finishes the Rights and Interests purchase:
(i) itself and XinHai(the other shareholder of XinWang who holds 20% of XinWang rights and interests) will no longer engage in the same or similar business with XinHai and XinWang in China or outside of China in any method;
(ii) XinHai original shareholders will no longer engage in the same or similar business with XinHai and XinWang in China or outside of China in any method.

Article 2 Representations, Warranties and Covenant of Party A, Party B and its Guarantors

2.1 Party B warrants to provide Party A with related materials and information of XinWang and Xinhai well and truly without omitting and holding back.
2.2 Except the requirement of government departments or laws, regulations and rules, Either party cannot disclose the related contents in the Agreement or any materials and information of the other party obtained from signing this Agreement to any third party (except lawyer and accountant hired by the party) in any method;
2.3 Both Party A and Party B agree to sign Share Transfer Agreements on or prior to February 26, 2003; 2.4 The above representations, warranties and covenant should still be effective after the Associated
       Agreements are performed;
2.5 Party A Guarantor should bear the related responsibility for Party A's obligations and covenant in the Associated Agreements;
2.6 Party B Guarantor should bear the related responsibility for Party B's obligations and covenant in the Associated Agreements.

Article 3 The Rights and Interests Transfer Schedule

3.1 Both Party A and Party B agree to first sign the Agreement on December 10, 2002;
3.2 Party A should start prophase investigation on XinWang and XinHai on December 11, 2002 and should finish the investigation before January 10, 2003;
3.3 After Party A finishes the above prophase investigation and makes active analysis and evaluations, and satisfies with the results, Party A, Party B, XinHai original shareholders urged by Party B and related guarantor, XinHai and XinWang will sign "XinWang Share Transfer Agreement" and "XinHai Share Transfer Agreement" on or prior to February 26, 2003;
3.4 After "Share Transfer Agreements" are effective, Party A and Party B (XinHai original shareholders, Mr. Changhai Yu and Shenzhen Xingpengtai Investment Ltd.) should immediately start to handle all the legal pro-cedures for the Rights and Interests Transfer and turn Party A, Mr. Changhai Yu and Shenzhen Xingpengtai Investment Ltd. into legal owner of the Rights and Interests.

Article 4 Transaction Reward and its Payment

4.1 In order to encourage Party B to cause Party A successfully purchase the Rights and Interests and to actively cooperate with Party A during the period of performing the Associated Agreements, after the Associated Agreements are signed and effective, Party A agrees to pay Party B or other people or other company specified by Party B the Transaction Reward total RMB (Y) 6,200,000, which will be paid in three stages; 4.1.1 On the same day of share transfer prepayment in accordance with the terms of "XinWang Share
                Transfer Agreement" and "XinHai Share Transfer Agreement", Party A or the third party specified by Party A should pay Party B or other people or other company specified by Party B 15% of the Transaction Reward, the sum of RMB (Y)930,000;
4.1.2 On the same day of the first stage payment of the Share Transfer Price in accordance with the terms of "XinWang Share Transfer Agreement" and "XinHai Share Transfer Agreement", Party A or the third party specified by Party A should pay Party B or other people or other company specified by Party B 45% of the Transaction Reward, the sum of RMB (Y) 2,790,000;
4.1.3 On the same day of the last stage payment of the Share Transfer Price in accordance with the terms of "XinWang Share Transfer Agreement" and "XinHai Share Transfer Agreement", Party A or the third party specified by Party A should pay Party B or other people or other company specified by Party B 40% of the Transaction Reward, the sum of RMB (Y) 2,480,000.
4.2 If any agreement of the Associated Agreements is terminated not because it is completely performed, Party B should immediately return all received Transaction Reward to Party A or other people or other company specified by Party A without any condition;
4.3 If Party B is not in fundamental breach of the Agreement (the definition of "Fundamental Breach of the Agreement in "XinWang Share Transfer Agreement" can be applied here) and Party A unilaterally requires to terminate "Share Transfer Agreements"(exclusion of Article 6.1.5 of "XinWang Share Transfer Agreement"), Party A should pay Party B 15% of Transaction Reward as compensation on the Agreement termination day; If Party A is not in fundamental breach of the Agreement and Party B unilaterally requires to terminate "Share Transfer Agreements"(exclusion of Article 6.1.5 of "XinWang Share Transfer Agreement"), Party B should pay Party A 15% of Transaction Reward as compensation on the Agreement termination day.

Article 5  Applicable Laws
The formation of this contract, its validity, interpretation, execution and settlement of the disputes shall be governed by the related laws of the People's Republic of China.

Article 6 Settlements of Disputes

All disputes among the Parties arising from this Agreement shall be settled through friendly negotiation. In case no settlement can be settled through negotiation, any Party has the right to submit such dispute(s) to jurisdictional court.

Article 7 Effectiveness, Modification and Termination of The Agreement

7.1    The Agreement becomes effective on conditions as follows:

       7.1.1 Both parties or their authorized representatives sign or seal with the company seal on the Agreement;
       7.1.2    "The Associated Agreements" are signed at the same time;
       7.1.3 "The Associated Agreements" become effective at the same time. If any of the Associated Agreements is not effective or terminated not because it is completely performed, other Agreements will be terminated at the same time.

7.2   The Agreement shall terminate whenever any of the following items happens:
       7.2.1    The Agreement is completely performed;

       7.2.2    Both parties agree to terminate this Agreement in writing;
       7.2.3 Any termination item stated in "the Associated Agreements" happens and cause any of the Associated Agreements terminate;
       7.2.4 After Party A finishes prophase investigation and figures it can not sign "XinWang Share Transfer Agreement" and / or "XinHai Share Transfer Agreement", the Agreement will be terminated when Party A sends a written notice to Party B.
7.3 Any modification and alteration of the Agreement should be signed by both parties through negotiation in written format.
7.4 The results of termination of the Agreement: the termination of the Agreement does not affect the compensation rights of either party to another party, who gets loss and expense (including lawyer fee and lawsuit fee) because of the termination.

Article 8  Miscellaneous

8.1 There are five (5) original copies of the Agreement. Every party keeps one original copy of the Agreement. Every original copy has equal law effect.
8.2 Party A and Party B warrants separately it has full power, right and authority to sign and perform the Agreement.
8.3 The Agreement is signed by the authorized representatives of both parties in Beijing City of People's Republic of China on February 26, 2003.

Party A: China Enterprise ASP Limited
Authorized Representative: /s/ Pinhai Yu
                           -------------

Party A Guarantor: SINO-I.COM LIMITED
Authorized Representative: /s/ Pinhai Yu
                           -------------

Party B: Infornet Investment Limited
Authorized Representative: /s/Xiaoqing(Angela) Du
                           ----------------------

Party B Guarantor (A): Xin Net Corp
Authorized Representative: /s/Xiaoqing(Angela) Du
                           ----------------------

Party B Guarantor (B): Xiaoqing Du
Authorized Representative: /s/Xiaoqing(Angela) Du
                           ----------------------

Date: February 26, 2003

                                     PART II

This Agreement made by the following parties on February 26, 2003 in Beijing, P.R. China.

Transferor:                Infornet Investment Limited, a company duly incorp-
                           orated under the laws of SAR Hong Kong and having the registered address at 14th Floor, Hutchison House, 10
                           Harcourt Road, Hong Kong (Hereafter "Party A")

Transferee:                China Enterprise ASP Limited, a company duly
                           incorporated under the laws of SAR Hong Kong and having the registered address at Suite 605-6, Bank of America Center, 12 Harcourt Road Central, Hong Kong
                           (Hereafter "Party B")

Transferor guarantor A:    Xin Net Corp. (Hereafter "XNET"), having the register
                           -ed office at 950 - 789 West Pender Street,
                           Vancouver, BC, V6C 1H2

Transferor guarantor B:    Xiaoqing(Angela) Du, of 909-1348 Barclay Street,
                           Vancouver, BC, Canada V6E 1H7.

         (Transferor guarantor A and Transferor guarantor B
         (collectively "Transferor guarantor" or "Party C"))

Transferee guarantor:      SINO-I.COM LIMITED, having the registered address at
                           Suite 605-6, Bank of America Center, 12 Harcourt Road
                           Central, Hong Kong (Hereafter "Party D")


WHEREAS:

1. Transferor is a shareholder who owns 80% shares of Xin Net Telecom Corp. LTD.(Hereafter "XinWang") ;
2.  Transferee is a company duly incorporated under the laws of SAR Hong Kong;
3. Transferor guarantor A is a company duly incorporated under the laws of Florida, public listed on NASDAQ and trading on the OTC Bulletin Board, and has 41,360,010 outstanding shares as of December 30, 2002.
4. Transferor guarantor B is a Canada citizen, currently president of XNET, and owns 2,760,000 shares of XNET as of December 30, 2002.
5. Party D is a company duly incorporated under the laws of SAR Hong Kong, public listed on Hong Kong Stock exchange (Trading symbol: 0250), and has 13,914,504,877 outstanding shares as of the date showing on the beginning of this Agreement.
6. Transferor agreed to sell all its owned shares of XinWang to Transferee and Transferee agreed to purchase the shares; Party C and Transferor consent to bear the related responsibility for Transferor in this Agreement; Party D and Transferee consent to bear the related responsibility for Transferee in this Agreement; (the above share transfer action hereafter "The Purchase")
7. Transferee has made a prophase investigation on XinWang before signing this Agreement (Hereafter "Prophase Investigation"). The parties definitely know that Prophase Investigation is not complete, some of the important items such as customer information, technical documents and management platforms have not been disclosed to Transferee, and some of the important files, certificates and licenses and materials have not been confirmed with the original documents by Transferee;

8. Transferor promised to provide the above mentioned materials according to Supplement B "Anaphase Investigation List" on the signing day of this Agreement and at the same time arrange Transferee's staff to confirm all the materials. The accomplishment of Anaphase Investigation is the necessary condition of the first stage payment under this Agreement;
9. Party A, B, C and D all agreed to cooperate to complete the share transfer between Transferor and Transferee.

As a matter of XinWang share transfer, the above parties come to the following agreement in order to assure their obligation and right:

Article 1 Definition

1.1 Other than specifically specified, the following terms in this Agreement have the meanings as follows: 1.1.1 "Shares of XinWang means 80% of XinWang shares Transferor beneficially owns and will be transferred to Transferee according to this agreement;
        1.1.2 "Related Rights and Interests Transfer" means the domain name reseller right and related domain name ownership, which is listed in Supplement C of this agreement or confirmed no transfer risk by Transferee and signed with Domain Name Registry, which Transferor and Party C promise to urge XinWang and related persons jointly handle the procedure according to the Agreement and will be transferred to the company specified by Transferee before the last payment, Transferee will not need to make extra payment for this kind of rights and interests except the share transfer payment;
        1.1.3 "Related Period" means the period from the Agreement signing day to transfer complete day (inclusive of the above days);
        1.1.4      "Business Day" means Monday to Friday (Except statutory
                    holiday);
        1.1.5 "Related Agreement" means Beijing XinHai Technology Development Ltd. (Hereafter "XinHai") "Share Transfer Agreement" among the shareholders of XinHai (namely Mingming LU, Xin Wei and Kun Wei) and Mr. Changhai Yu and Shenzhen Xingpengtai Investment Ltd., which is based on this Agreement, to which Transferor guarantor and Transferee guarantor also have responsibility and obligation, and to which Supplement A - I of this Agreement are also applicable except specifically specified;
        1.1.6 "The Agreement Signing Date" means the date showing on the beginning of this Agreement signed by all the Parties;
        1.1.7 "The Agreement Effective Date" means the date that the Agreement is legally effective when the conditions stated in
                   Article 4 of the Agreement are met;
        1.1.8 "The Closing Date" means the date when Transferee has made the last stage payment and when the both party sign Supplement H "Hand over Confirmation";
        1.1.9 "Audit Benchmark Date" means the date that Party B and Party A jointly set up when Party B started Prophase Investigation, namely August 31, 2002;
        1.1.10 "Financial Information" means the information listed in Supplement D, namely Asset and Liability sheet and Bank information;
        1.1.11 "Intangible Asset and Qualification" means the intangible asset and corporate operation qualification which are listed in Supplement E "Intangible Asset and Qualification List";
        1.1.12 "Business and Customer Resource" means the resources listed in Supplement F "Business and Customer Resource" including but not limit to high level agent right, low level customers and agents ;

        1.1.13 "Hand over Confirmation" means Supplement H, the confirmation document showing that the transfer under the Agreement has completed;
        1.1.14     "Management Team" means the staff listed in Supplement I;
        1.1.15 In this Agreement, except specifically specified, "XinWang" includes all its subsidiaries and branches; 1.1.16 In this Agreement, except other explanation, the mentioned people include natural person, legal person and other organization; the mentioned any people, company, government institution, and organization includes its heir; the mentioned contract or agreement includes its Supplement and addendum; the mentioned article and Supplement only refers the Article and Supplement of this Agreement;
        1.1.17 The title of this Agreement is used for convenience and is not applicable to the Agreement explanation.

Article 2 Share Transfer

2.1 In accordance with the Agreement, Transferor agreed to transfer its owned 80% of XinWang shares to Transferee;
2.2 After the Agreement is effective, Transferee will own all the rights related with XinWang shares according to the Agreement and Transferor will not own any right related with XinWang shares exclusion of any other agreement between Transferor and Transferee (Transferor is solely responsible for all the liabilities coming from XinWang shares before the Closing Date);
2.3 From the Agreement signing date, Transferee has the right to arrange one or two representatives to assist Transferor accomplish all the legal procedures including but not limit to share transfer registration and related interests transfer in XinWang. The above legal procedures should acquire a written approval from related government department and obtain a business license reissued by Industry and Commerce Bureau within 60 days after the Agreement signing date or some other date agreed by all the parties (some other date should be within 50 days upon a written approval by all the parties)

Article 3 Transfer Price and Payment

3.1 Transferor and Transferee agree that the transfer price of the XinWang shares is RMB (Y)11,000,000 (Hereafter "Share Transfer Price"). Share Transfer Price includes related interests cost and Transferor will accept the payment of Share Transfer Price as an integral.
3.2 All parties agree the payment and condition of Share Transfer Price as follows:
3.2.1    Prepayment:
3.2.1.1 Transferee will pay Transferor 15% of Share Transfer Price, namely RMB(Y)1,650,000 as prepayment within 5 business days after the Agreement effective date.
3.2.1.2 From the Agreement effective date, Transferor and Transferee unanimous -ly agree:
        (1) Transferee will send financial representative to XinWang for understanding and inspecting financial operation including but not limit to checking XinWang bookkeeping, financial report, cash deposit and bank statement, and inspecting all the cash flow and financial standardization process. Transferor agrees to urge XinWang management team to cooperate;
        (2) In accordance with Supplement B "Anaphase Investigation List", Transferee starts Anaphase Investigation and Transferor agrees to urge XinWang management team to cooperate;
        (3) Transferor and Transferee starts to jointly handle XinWang shares transfer process, including but not limit to changing directors, modifying Article of Association and Industry and Commerce Bureau approval procedures;

        (4) Transferor will urge XinWang, XNET, XinHai, and related people to start processing related interests transfer listed in Supplement C;
        (5) Transferee has the right to accredit technical staff and operation staff to XinWang to understand and inspect its technical operation activity, and Transferor agrees to urge XinWang management team to cooperate. Transferee and its accredited staff should sign "Confidential Agreement" with XinWang and the daily accredited staff should not surpass three persons;
        (6) Without written permission of Transferee, Transferor can not dispose XinWang assets, shares and interests as well as issuing stock option;
        (7) Without written permission of Transferee, Transferor should assure XinWang management not to change important strategy and policy of XinWang.

3.2.2    The first stage payment:
3.2.2.1 On the day when all the conditions listed in this item and the first stage payment conditions of the Related Agreement are met, Transferee will make first stage payment to Transferor, namely 60% of Share Transfer Price (Prophase payment will be included in the first stage payment), total amount of RMB(Y)6,600,000:
        (1) Transferor and Transferee have the same cognizance that the share transfer has no risk. If Industry and Commerce Bureau issues "Notice of Accepting the Case", the share transfer will be treated as no risk (If the share transfer accomplishment or cognizance of no risk time for the Related Agreement is not consistent with this Agreement, the latter one will be counted.);
        (2) After finishing Anaphase Investigation and the written confirmation is made by Transferor and Transferee (Transferee can not refuse to sign the confirmation without proper reason).

3.2.2.2 From the date that Transferee makes the first stage payment, Transferor and Transferee have the following rights and obligations:
        (1) Transferee will completely know and inspect the operation and management of XinWang and has the following approve rights including but not limit to:
                i. Transferee has the final approve right for over RMB(Y)2,000 (including 2,000) of XinWang's single payout and over RMB(Y)20,000 (including 20,000) accumulated monthly payout from the Agreement signing date. The above payout will be treated as abnormal payout without written approval of Transferee;
                ii. Transferee has the final approve right for all the contracts, agreements and receipts signed by XinWang during the related period;
                iii. Transferee has the final approve right for changing or releasing from employee contract of two or more than two high level managers (referring senior manager) or technical persons (referring all the staff of Base Operation Department and Value Added Business Department), or appointing employee with over RMB(Y)3,000 monthly salary.
        (2) Transferee has the right to obtain all the technical material, files, and information and hold the operation and maintenance technology of XinWang business platform and management platform;
        (3) Transferee has the right to acquire all the business and customer materials of XinWang; (4) Transferee has the right to acquire all the materials related with the operation of XinWang; (5) Trans-feree and transferor will check and verify each item in accordance with Supplement H "Hand over Confirmation".

3.2.3    The last stage payment:
         On the day that all the conditions listed in this item and all the conditions of the last stage payment in the Related Agreement are met, Transferee will make the last stage payment to Transferor, namely 40% of Share Transfer Price, RMB(Y)4,400,000;
3.2.3.1 Transferor submits the reissued "Business License" to Transferee after share transfer (If the time of submitting the reissued "Business License" in the Related Agreement is different, the latter one will be count.);
3.2.3.2 After finishing transfer the related interests listed in Supplement C or Transferee affirms the transfer as no risk;
3.2.3.3 Transferor will train the staff send by Transferee and provide all the information of operation and maintenance of XinWang platforms including but not limit to password etc.;
3.2.3.4  Transferor and Transferee sign "Hand over Confirmation".

3.2.4 Transferee has the right to release any of the conditions in Item 3.2.1, 3.2.2, and 3.2.3. at anytime in written format.

3.2.5    Payment Confirmation
3.2.5.1 Transferor hereby affirms that Transferee has performed the obligation of Share Transfer Price payment when Transferor or the third party specified by Transferor receives Share Transfer Price from Transferee or the third party specified by Transferee in accordance with the Agreement;
3.2.5.2 Transferee has completed the obligation of the payment when Transferor or the third party specified by Transferor receives the last stage payment from Transferee or the third party specified by Transferee;
3.2.5.3 Transferor should issue a receipt to Transferee on the same day when Transferor or the third party specified by Transferor receives any stage payment from Transferee or the third party specified by Transferee.

3.2.6 Party D covenants and undertakes that on the premise that Transferor and Party C perform their obligations in time, if Transferee could not make the payment in time, this sum of payment will turn into due liability of Transferee which Party D is responsible for.

Article 4 The Agreement effective conditions

The Agreement will take effect on the day when all the following conditions are met:
4.1 All parties or their authorized representatives sign or seal with the company seal on the Agreement;
4.2      The Agreement and the Related Agreement are signed at the same time;
4.3      The Agreement and the Related Agreement take effect at the same time;
4.4 Transferor submits with Transferee a written statement issued by XNET which indicates that until the Agreement signing day XinWang does not have any liabilities or debt to XNET.

Article 5  Representations, Warranties and Covenant

5.1 Representations, Warranties and Covenant of Transferor and Party C Transferor and Party C hereby represent, warrant and covenant respectively and jointly that:
5.1.1    The related rights and abilities of Transferor and Party C
5.1.1.1 Transferor and Party C have full right and authority to enter into this Agreement on the terms and conditions herein set forth and implement all the liabilities and responsibilities of the Agreement. Transferor and Party C were not in breach of the Laws, regulations, statutes and rules when signing this Agreement. As a matter of XinWang shares trans-fer, Transferor has obtained all the required authorization and approval before signing the Agreement, therefore, Transferor can complete XinWang share transfer on the condition of no restrictions;
5.1.1.2 The authorized representative of Transferor who signs on the Agreement has been authorized signing the Agreement according to a power of attorney, Board resolution, or shareholder meeting resolution;
5.1.1.3 Until the Agreement effective day, except that Transferor and Xinhai are shareholder of XinWang, XinWang is not a subsidiary of any other people or a company controlled by any other people and no other people has the right to put forward any requirement on XinWang shares, interests, or options;
5.1.1.4 There is no lien, mortgage, leasehold, third party right and any disposal or other any agreement, arrangement or covenant for the transfer shares that will induce the above actions happening with the share transfer.

5.1.2    About XinWang
5.1.2.1  XinWang is a Joint Venture company duly incorporated under the laws of
         P. R. China (Its registered information seen Supplement A), and has the rights to hold and carry on its currently holding and carrying on assets and business according to the Chinese Laws. XinWang has obtained all the approvals, consents, authorizations, and permissions which are effective and promissory for its business operation demand. Until the Agreement Signing Date, XinWang does not have any production, operating contracts and arrangements which exceed its operating arrange or which is in abnormal business situation.
5.1.2.2  Validity
         XinWang is not in breach of any laws, regulations, and rules, did not involve any administrative, civil, criminal, economical, or other dissension, litigation, and arbitration, and was not punished or closed down by the government; Transferor warrants to let Transferee know any above proceedings if any thing happens before the Agreement Closing Date or if any thing would happen after the Agreement Closing Date.
5.1.2.3  Financial Status:
        (1) Supplement D is completely showing Asset and Liability of XinWang, and clearly listing Cash, Fixed asset, Depreciation and Amortization, Accounts Receivable and Accounts Payable without pretermission or holding back any debt or unconsummated loss (including budget loss) until December 31, 2002;
        (2) Exclusion of the items listed in Supplement D, XinWang does not have any unpaid loan, debt or other liability to Bank or third party. Before the Agreement Effective Date, XinWang did not receive any written notice of loaner to dispose part or whole of assets of XinWang;
        (3) XinWang is not in breach of any Chinese Tax Law, decree, regulation, and rule and is not able to be sued by the government because of tax related problems. All due taxes required by government law will be paid before the Closing Date (including any fines caused by late payment)
5.1.2.4  Company Status and Others:
         The company registration information, intangible assets, qualification, business and customer resource, contracts and obligations of XinWang are consistent with the Supplement of the Agreement. The technologies XinWang is holding include but no less than guaranteed Domain Name Registration, Virtual Host, Web Hosting, and Web Site Design etc. well operating technologies. Until The Agreement Signing Date, XinWang and XinHai have no less than 180 employees including no less than 30 professional personnel.

5.1.2.5  Contracts:
         Until the Agreement Effective Date, XinWang does not sign or arrange any agreements or legal files that is not necessary for its business and it has the following features:
        a.       XinWang is not capable to perform its terms and conditions;
        b. It can be expected that after performing its terms and condi-tions XinWang may not acquire profit or may get loss;
        c. XinWang cannot finish it in time or need extra expenses to finish it;
        d. XinWang may get into trouble or incur abnormal, rigorous, or extra liability or expenses;
        e. XinWang need pay whoever the commission, introduction fee or tax on books;
        f. It is not necessary or not important to carry on XinWang busi-ness.
5.1.3 The Related material and information of XinWang disclosed to Transferee All the material and information of XinWang (including but not limit to the information listed in Supplement) in this Agreement and in the Related Agreement and disclosed to Transferee by Transferor are integral, true and exact without omitting and holding back.
5.1.4    Proceedings after Audit Benchmark Date
         From Audit Benchmark Date (August 31, 2002) to the Closing Date, Transferor and Party C warrant that XinWang will not do as follows without written permission of Transferee:
        5.1.4.1   Changing corporation format;
        5.1.4.2 Modifying (increasing or canceling) contracts or Article of Association of Xin Wang;
        5.1.4.3   Appointing director (except appointed by Transferee);
        5.1.4.4   Reorganizing, merging or acquiring;
        5.1.4.5   Loaning from any third party or its shareholder;
        5.1.4.6   Giving any third party or its shareholder surety or mortgage;
        5.1.4.7   Selling or purchasing any assets (except listed in Supplement
                  D);
        5.1.4.8   Accepting any debt or liability;
        5.1.4.9   Leasing any real estate;
        5.1.4.10 Except regular operation, XinWang will not take any action to incur bad or negative effect on its business;
        5.1.4.11 Signing or modifying employment contract with any employee or increasing salary and benefit (including compensation);
        5.1.4.12 Carrying on accommodation or relinquishment of any civil, criminal, economical or other dissension, lawsuit, and arbi-tration (except as disclosed to Transferee and with written permission of Transferee);
        5.1.4.13  Tampering with XinWang accounting books.

5.1.5    Employee Stability
         Transferor warrants and urges XinWang to stabilize its employees which are listed in Supplement I, and keep no less than 90% of managers, base business department and value added business department personnel of XinWang and XinHai, and all the employees of XinWang and XinHai working for XinWang and XinHai before the Closing Date, who will not resign within three months after The Closing Date (Except layoff by Transferee).
5.1.6    Results after XinWang shares Transfer
         After Transferee acquires XinWang shares, Transferor warrants the results as follows:
        5.1.6.1 will not release any people's liability for XinWang (no matter it is restricted by the Agreement or is legal) or will not bring on XinWang giving up its right under any agreement or legal documents;
        5.1.6.2 will not conflict with or be in breach of other agreements or legal documents having signed by XinWang;

        5.1.6.3 will not incur its loaner to chase back the current or future debt immediately;
        5.1.6.4 will not be in breach of the current laws, regulations, decrees and rules.

5.1.7    Competition Prohibition
5.1.7.1 After the Agreement Signing Date, Transferor and Party C individually and jointly agree not to start any similar business and activity (including but not limit to operating a business directly or indirectly through joint venture, or holding shares of other companies or enterprises) which directly or indirectly compete with XinWang in China and outside of China;
5.1.7.2 Transferor and Party C individually and jointly agree not to use the names and graphs etc. that are the same or similar to any intellectual properties in the Agreement and Related Agreements including but not limit to trademark, company name, brand name (such as "XinWang"), domain name, web address etc. in any area, any time, and any method.
5.1.8 Transferor and Party C shall not make and approve any action and negligence that act against above presentations, warrants and covenant prior to the Closing Date (If the Closing Date for the Related Agreements is not the same, the latest Closing date shall be used). Even after the Closing Date, the above presentations, warrants and covenant shall still be effective.
5.1.9 Transferor and Party C confirm that Transferee signs the Agreement based on the presentations, warrants and covenant of Transferor and Party C in Article 5.1 of this Agreement.

5.2 Presentations, Warranties and Covenant of Transferee and Party D Transferee and Party D individually and jointly present, warrant and covenant that:
        5.2.1 Transferee is a company duly incorporated under the laws of SAR Hong Kong;
        5.2.2 Transferee has all rights, powers and authority for signing this Agreement and fulfilling the obligations in this agreement, and has obtained all company's internal consent, permission, approval, registration, and exemption etc. that are necessary for Transferee to sign this Agreement;
        5.2.3 The authorized representative of Transferee signs this agreement according to effective power of attorney, resolution of board of directors, or resolution of shareholder's meeting;
        5.2.4 Transferee and Transferor shall deal with any other affairs together during the above share transfer process in accordance with Chinese laws;
        5.2.5 If Transferor and Party C do not disobey this Agreement, Transferee shall make payment for share transfer according to the stated date and method of the Agreement;
        5.2.6 Even after the Closing Date, the above presentations, warrants and covenants shall still be effective.
5.3      Disclosing Obligation in Time
         During related periods, if any party or several parties in this Agreement find whatever action, activity or event may be badly inconsistent with its presentations, warrants and covenants or cause its presentations, warrants and covenants error, the party or parties shall inform the other party or parties in written format.

5.4      Independence of  the Covenant Article
         The covenant Article in this Agreement is independent and can be divided. Except clearly defined in this Agreement, any covenant article is not subject to or bound into any other articles in this Agreement.

Article 6 Termination and Cancellation of The Agreement

6.1 The Agreement shall terminate whenever any of the following items happens:

6.1.1    The parties mutually agree to terminate this Agreement in writing;
6.1.2 If Transferor and/or Party C breach their presentation, warrants and covenant as defined in the Agreement, and do not inform the other parties properly, Transferee requests to terminate the Agreement;
6.1.3 If Transferor and/or Party C do not breach the agreement, and Transferee does not make payment for share transfer according to the term in this Agreement, Transferor requests to terminate the Agreement;
6.1.4 The Agreement is terminated according to Chinese laws, regulations, and the terms and conditions of this Agreement;
6.1.5 Any transfer document terminates, or becomes invalid (except as the documents have been fulfilled or are expired), or cannot be performed due to any reason; or it is predicted that above mentioned affairs will happen; or the related responsibility and obligation cannot be performed or become illegal;
6.1.6 When the Agreement and Related Agreements are completely fulfilled, the presentations, warrants and covenants of every party shall not be released due to the termination of the Agreement and Related Agreements.
6.2 The notice for the termination and/or cancellation of the Agreement shall be in written format and the termination does not affect the compensation rights of the party, who obeys the Agreement, to the party who breaches the Agreement.

Article 7 Transfer of the Agreement

7.1 Without permission of Transferee, Transferor cannot transfer any its obligation in the Agreement to others.
7.2 Transferee has right to transfer any obligation and any right defined in the Agreement to others. If Transferee transfers any obligation and any right defined in the Agreement to other party or parties, Transferee shall jointly bear the responsibility in accordance with the terms and conditions of the Agreement.

Article 8 Confidentiality

8.1 Except the requirement of government departments or laws, regulations and rules, without permission of other parties, any party cannot disclose the related contents in the Agreement to any third party beyond the Agreement before the Closing Date (except lawyer and accountant hired by the party);
8.2 Except the requirement of government departments or laws, regulations and rules, without permission of other parties, any party cannot disclose the corporate information and technical information of the other parties obtained in the transaction to any third party after the Closing Date.

Article 9 The Other Matters not Included in the Agreement

Every party shall friendly negotiate any other matters that are not included in the Agreement and sign supplemental agreement in written format. The supplemental agreement shall be a binding part of the Agreement and has equal legal effect.

Article 10 Notice

10.1 All notices shall be submitted in written and shall be sufficiently given if delivered personally, or transmitted by facsimile or mailed by prepaid mail (oversea mail should be send by air) addressed to the receiving Party at its address set below. Each Party shall promptly notify the others of any change of its address in written format.
10.2 All notice shall be delivered to the receiving party using following address, fax number and the contact person:

         Party A: Infornet Investment Limited       Party B: China Enterprise ASP Limited
         Address: Room 1858,                        Address:  A-21 Xisanhuanzhong Rd.
                  New Century Office Tower                    Haidian District, Beijing
                  Beijing, 100044                             100036
         Fax:     010-6849-2758                     Fax:      010-6398-3707
         Contact: Xiaoqing Du                                 Contact:  Dan Chen

         Transferor guarantor A:                     Transferor guarantor B:
         Xin Net Corp                                         Xiaoqing Du
         Address: 950-789 West Pender Street                  Address: 909-1348 Barclay Street
                   Vancouver, BC, Canada                      Vancouver, BC, Canada

         Party D: SINO-I.COM LIMITED
         Address: Suite 605-6, Bank of America Center,
                  12 Harcourt Road Central, Hong Kong
         Fax:     00852-2505-4847
         Contact: Jiabao Qu

10.3     Under the following situations, it is deemed as delivery:
10.3.1   Submission in person;
10.3.2 If delivery by mail, three (3) business days after the mail is received by post office (if by airmail, 5 business days);
10.3.3   Submission by fax when the transmission is OK;
10.3.4 To prove the delivery of the notice, the sending party should have sufficient proof that the notice has been delivered by hand, or the envelope with the notice has correct address and name of contact person and has been received by post office; or if delivery by fax, the sending party should provide automatic confirmation from the fax machine or the reply of receiving party whichever is first.

Article 11 Liabilities for Breach of the Agreement
11.1     Any of the followings constitutes breach of the Agreement
11.1.1 Breach of payment obligation: If Transferor and Party C are not in breach of the Agreement, Transferee does not pay the money for mature share transfer, and Transferee does not pay within five (5) business days since Transferor sends a written notice, or every party does not mutually agree to delay the payment;
11.1.2 Breach of liabilities: If any party does not fulfill or obey its responsibilities, obligations and covenants in the Agreement, or observant party thinks that the breach of liabilities can be redressed, but delinquent party does not do any action that satisfies the observant party within five (5) business days (or other period that observant party agrees) when delinquent party has received the written notice from observant party;
11.1.3 Breach of guarantees: Any party breaches its guarantees including but not limit to its presentations, warrants and covenants; or any of its presentations, warrants and covenants have untrue, incomplete or mis-leading contents;
11.1.4 Fundamental breach of the Agreement: If every party agrees that the breach of the Agreement is "serious", the breach of the Agreement is deemed as fundamental breach of the Agreement;
11.1.5 Dissolution: Any party is dissolved, liquidated closed, reconstructed and bankrupted, or any party has applied dissolution, liquidation, closing, reconstruction and bankruptcy, or this procedure has began, or such effective resolution has passed;
11.1.6 Ownership: The ownership of "XinWang" is changed no matter directly, indirectly or finally, or related assets are mortgaged.
11.1.7 Approval: The approvals, registrations or procedures, which Transferor and Transferee should have, have not been obtained, or expired, or revised;
11.1.8 Disposition of assets: Transferor transfers, mortgages or disposes "XinWang" in other methods; 11.2 Liabilities for breach of the Agreement
11.2.1 If any breach of the Agreement occurs, or the agreement terminates due to any other reasons except full performance, Transferor should return all received payments to Transferee at the day when the agreement terminates. Delinquent party should pay the compensation that is not more than total amount of Share Transfer Price to observant party according to actual loss;
11.2.2 If Transferee does not fundamentally breach the Agreement and Transferor requests to terminate the Agreement unilaterally (except as conditions in Article 6.1.5), Transferor shall pay the compensation that equals to 15% of total amount of Share Transfer Price to Transferee at the day when the agreement terminates; If Transferor does not fundamentally breach the Agreement and Transferee requests to terminate the Agreement unilaterally (except as conditions in Article 6.1.5), Transferee shall pay the compensation that equals to 15% of total amount of Share Transfer Price to Transferor at the day when the Agreement terminates;
11.2.3 Any liability for breach of the Agreement does not terminate due to accomplishment of share transfer. Every party in the Agreement agrees that any party can chase the liability for breach of the Agreement up to the period of 36 months (from the Closing Date); But this period does not include the period that observant party puts forward law suit to delinquent party for chasing compensation. Observant party shall send written notice to the delinquent party about related breach of the Agreement and shall put forward law suit within 24 months after the observant party has requested the compensation.
11.3     Settlement of Breach of the Agreement
11.3.1 When breach of the Agreement occurs, observant party shall send a written notice to delinquent party and point out the reasons, characters, and possible loss due to breach of the Agreement reasonably and in detail.
11.3.2   Compulsory performance
11.3.2.1 If any party does not perform the Agreement (or breaches the Agreement), observant party shall force the delinquent party to perform the Agreement through law procedure;
11.3.2.2 This article cannot prohibit the observant party from taking any other action or remedy;

11.3.2.3 This article cannot prohibit the observant party from requesting other compensations beyond loss compensation, including interests and any other losses or costs from not performing or completing share transfer;
11.3.2.4 The prerequisite that observant party takes above actions is that observant party sent a written notice to delinquent party prior to five (5) business days, and requested the delinquent party to make proper remedy within five (5) business days, and delinquent party did not make proper remedy that satisfies observant party within five (5) business days.
11.3.3 If any guarantees or any articles in the Agreement will or probably become fundamental breach of the Agreement prior to the Closing Date, observant party can send a written notice to delinquent party to cancel the Agreement. Related cancellation action does not have any bad or negative effect on any observant party's rights and/or compensation right due to the action of breach of the Agreement. The compulsory performance under the Agreement does not have any bad or negative effects because of this Article;
11.3.4 The parties are not responsible for any requirement of the right coming from laws and regulations which are effective, or altered or cancelled after the Agreement Signing Date.

Article 12  Miscellaneous

12.1     Revision of the Agreement
         When the Agreement is effective, no party can revise the Agreement without written approvals from every party.
12.2     Exercise of observant party's rights
         The action that observant party does not exercise its rights should not be deemed as giving up. Any single or partially exercise of its rights should not constitute the obstacle for further exercise of its rights. The observant party's rights, powers and compensations endued by the Agreement are accumulated and cannot replace or affect the observant party's rights, powers and compensations endued by laws.
12.3     Independence of the Articles in the Agreement
         If any articles in the Agreement is illegal, invalid or cannot be preformed, or are declared to be illegal, invalid or unable to perform by courts and arbitration organizations, the other articles in the Agreement should still be legal, valid and executable and continue to be effective.

Article 13 Settlements of Disputes

All disputes among the Parties arising from this Agreement shall be settled through friendly negotiation. In case no settlement can be settled through negotiation, any Party has the right to submit such dispute(s) to jurisdictional court.

Article 14 Applicable Laws

The formation of this contract, its validity, interpretation, execution and settlement of the disputes shall be governed by the related laws of the People's Republic of China.

Article 15 Force Majeure

15.1 Force Majeure shall mean all events which are unforeseeable and uncontrollable, the occurrence and consequences of which cannot be avoided or overcome, and which obstruct or delay any party to perform its obligation in accordance with the terms and conditions of the Agreement. Such events shall include earthquakes, typhoons, flood, fire, war, strike and other similar events which are accepted as Force Majeure.
15.2 If an event of Force Majeure occurs and affects the performance of a Party's obligations, the Party claiming Force Majeure shall promptly inform the other Parties and shall provide a written document to explain related details and the reasons that it cannot fully or partially perform the Agreement, or delay the performance of the Agreement within fifteen (15) business days. Whether delaying performance of the Agreement or canceling Agreement or taking other actions shall be friendly negotiated by every party and decide what to do in written format within five (5) business days after every party receives the notice.

Article 16 Supplements

The Agreement includes nine (9) Supplements from Supplements A to Supplements I; All Supplements are undivided components of the Agreement and have equal legal effect.

Article 17 Copies

17.1     The Agreement is written and explained in Chinese.
17.2 There are seven (7) original copies of the Agreement. Every party keeps one original copy of the Agreement. Other two original copies are back -up. Every original copy has equal law effect.

The Agreement is signed by the authorized representatives of Transferor, Transferee, Party C and Party D in Beijing City of People's Republic of China on the date first above written.

Transferor: Infornet Investment Limited
Authorized Representative: /s/Xiaoqing(Angela) Du
                           ----------------------

Transferee: China Enterprise ASP Limited
Authorized Representative: /s/ Pinhai Yu
                           -------------

Transferor guarantor A: Xin Net Corp
Authorized Representative: /s/Xiaoqing(Angela) Du
                           ----------------------

Transferor guarantor B: Xiaoqing Du
Authorized Representative: /s/Xiaoqing(Angela) Du
                           ----------------------

Transferee guarantor (Party F): SINO-I.COM LIMITED
Signature of Authorized Representative: /s/ Pinhai Yu
                                        -------------
Date: February 26, 2003

                                    PART III

This Agreement made by the following parties on February 26, 2003 in Beijing,
P. R. China.

Transferor:       Mingming Lu (Hereafter "Party A"), a Chinese citizen, of Suite
                  3-403, No.1  Building, Qianmachang ST., Xicheng District,
                  Beijing 100009, China.

                  Xin Wei (Hereafter "Party B"), a Chinese citizen, of Suite 3-403, No.1 Building, Qianmachang ST., Xicheng District, Beijing 100009, China.

                  Kun Wei (Hereafter "Party C"), a Chinese citizen, of Suite 3-403, No.1 Building, Qianmachang ST., Xicheng District, Beijing 100009, China

                  (Hereinafter collectively called "Transferor")

Transferee:       Changhai Yu (Hereafter "Party  D(A)"), a Chinese citizen, of
                  Medical Department of Beijing University, 38 Xueyuan Road,
                  Haidian District, Beijing, China.

                  Shenzhen Xingpengtai Investment Ltd. (Hereafter "Party D(B)"), having the registered address at Suite 1804, Sangda Building, Huafa North Road, Futian District, Shenzhen city, China.

                  (Hereinafter collectively called "Transferee")


Transferor guarantor A:             Xin Net Corp. (Hereafter "XNET"), having the
                                    registered office at 950 - 789 West Pender
                                    Street, Vancouver, BC, V6C 1H2

Transferor                          guarantor B: Xiaoqing(Angela) Du, of
                                    909-1348 Barclay Street, Vancouver, BC,
                                    Canada V6E 1H7 , Canadian citizen.

                           (Transferor guarantor A and Transferor guarantor B (collectively "Transferor guarantor" or "Party E"))

Transferee                          guarantor: SINO-I.COM LIMITED, having the
                                    registered address at Suite 605-6, Bank of America Center, 12 Harcourt Road Central,
                                    Hong Kong (Hereafter "Party F")


WHEREAS:

1. Transferor is all the shareholders of Beijing XinHai Technology Development Ltd. (Hereafter "XinHai") who totally own 100% shares of XinHai. The shares are allocated as follows:
                           Party A          28.56%
                           Party B          35.72%
                           Party C          35.72%
                           Total            100%
         Besides XinHai directly owns 20% shares of Xin Net Telecom Corp. Ltd. (Hereafter "XinWang") (the above share transfer action hereafter "The Purchase");
2.   Party D(A) is a Chinese citizen;

3. Party D(B) is a company duly incorporated under the laws of China, register -ed in Shenzhen on January 12, 1998;
4. Transferor guarantor A is a company duly incorporated under the laws of Florida, public listed on NASDAQ and trading on the OTC Bulletin Board, and has 41,360,010 outstanding shares as of December 30, 2002.
5. Transferor guarantor B is a Canada citizen, currently president of XNET, and owns 2,760,000 shares of XNET as of December 30, 2002.
6. Party F is a company duly incorporated under the laws of SAR Hong Kong, public listed on Hong Kong Stock exchange (Trading symbol: 0250), and has 13,914,504,877 outstanding shares as of the date showing on the beginning of this Agreement.
7. Transferor agreed to sell all its owned shares of XinHai to Transferee and Transferee agreed to purchase the shares; Party E and Transferor consent to bear the related responsibility for Transferor in this Agreement; Party F and Transferee consent to bear the related responsibility for Transferee in this Agreement;
8. Transferee has made a prophase investigation on XinHai before signing this Agreement (Hereafter "Prophase Investigation"). The parties definitely know that Prophase Investigation is not complete, some of the important items such as customer information, technical documents and management platforms have not been disclosed to Transferee, and some of the important files, certificates and licenses and materials have not been confirmed with the original documents by Transferee;
9. Transferor promised to provide the above mentioned materials according to Supplement B "Anaphase Investigation List" on the signing day of this Agreement and at the same time arrange Transferee's staff to confirm all the materials. The accomplishment of Anaphase Investigation is the necessary condition of the first stage payment under this Agreement;
10. Party A, B, C, D, E and F all agreed to cooperate to complete the share transfer between Transferor and Transferee.

As a matter of XinHai share transfer, the above parties come to the following agreement in order to assure their obligation and right:

                              Article 1 Definition

     1.1 Other than specifically specified, the following terms in this Agreement have the meanings as follows:

        1.1.1 "Shares of XinHai" means 100% of XinHai shares that Transferor beneficially own and will be transferred to Transferee accord-ing to this agreement;
        1.1.2 "Related Rights and Interests Transfer" means the domain name reseller right and related domain name ownership, which is list -ed in Supplement C of this Agreement or confirmed no transfer risk by Transferee and signed with Domain Name Registry, which Transferor and Party E promise to urge XinHai and related persons jointly deal with the procedure according to the Agree-ment and will be transferred to the person specified by Transferee before the last payment, Transferee will not need to make extra payment for this kind of rights and interests except the share transfer payment;
        1.1.3 "Related Period" means the period from the Agreement signing day to transfer complete day (inclusive of the above days);
        1.1.4 "Business Day" means Monday to Friday (Except statutory holiday);
        1.1.5 "Related Agreement" means Xin Net Telecom Corp. Ltd. (Hereafter "XinWang") "Share Transfer Agreement" between China Enterprise

                 AASP Limited and Infornet Investment Ltd., which is based on this Agreement, to which Transferor guarantor and Transferee guarantor also have responsibility and obligation;
        1.1.6 "The Agreement Signing Date" means the date showing on the beginning of this Agreement signed by all the Parties;
        1.1.7 "The Agreement Effective Date" means the date that the Agree-ment is legally effective when the conditions stated in Article 4 of the Agreement are met;
        1.1.8 "The Closing Date" means the date when Transferee has made the last stage payment and when the both party sign Supplement H "Hand over Confirmation";
        1.1.9 "Audit Benchmark Date" means the date that Party B and Party A jointly set up when Party B started Prophase Investigation, namely August 31, 2002;
        1.1.10 "Financial Information" means the information listed in Supple-ment D;
        1.1.11 "Intangible Asset and Qualification" means the intangible asset and corporate operation qualification which are listed in Supplement E "Intangible Asset and Qualification List";
        1.1.12 "Business and Customer Resource" means the resources listed in Supplement F "Business and Customer Resource" including but not limit to high level agent right, low level customers and agents;
        1.1.13 "Hand over Confirmation" means Supplement H, the confirmation document showing that the transfer under the Agreement has completed;
        1.1.14   "Management Team" means the staff listed in Supplement I;
        1.1.15 In this Agreement, except specifically specified, "XinHai" includes all its subsidiaries and branches;
        1.1.16 In this Agreement, except other explanation, the mentioned people include natural person, legal person and other organiza-tion; the mentioned any people, company, government institu-tion, and organization includes its heir; the mentioned contract or agreement includes its Supplement and addendum; the mentioned article and Supplement only refers the Article and Supplement of this Agreement;
        1.1.17 The title of this Agreement is used for convenience and is not applicable to the Agreement explanation.

Article 2 Share Transfer

2.1 In accordance with the Agreement, Transferor agreed to transfer its owned XinHai shares to Transferee(Party D(A) will get 80% and Party D(B) will get 20%), namely Party A, B, and C agree to transfer their totally owned 100% of XinHai shares to Transferee;

2.2 After the Agreement is effective, Transferee will beneficially own all the rights related with XinHai shares according to the Agreement and Transferor will not own any right related with XinHai shares exclusion of any other agreement between Transferor and Transferee (Transferor is solely responsible for all the liabilities coming from XinHai shares before the Closing Date);

2.3 From the Agreement signing date, Transferee has the right to arrange one or two representatives to assist Transferor accomplish all the legal procedures including but not limit to share transfer registration and related interests transfer in XinHai. The above legal procedures should acquire a written approval from related government department and obtain a business license reissued by Industry and Commerce Bureau within 60 days after the Agreement signing date or some other date agreed by all the parties (some other date should be within 50 days upon a written approval by all the parties)

Article 3 Transfer Price and Payment

3.1 Transferor and Transferee agree that the transfer price of the XinWang shares is RMB (Y) 2,800,000 (Hereafter "Share Transfer Price"). Share Transfer Price includes related interests cost and Transferor will accept the payment of Share Transfer Price as an integral.

3.2 All parties agree the payment and condition of Share Transfer Price as follows:
3.2.1    Prepayment:
3.2.1.1 Transferee will pay Transferor 15% of Share Transfer Price, namely RMB(Y) 420,000 as prepayment within 5 business days after the Agreement effective date.
3.2.1.2 From the Agreement effective date, Transferor and Transferee unanimous-ly agree:
        (1) Transferee will send financial representative to XinHai for understanding and inspecting financial operation including but not limit to checking XinHai bookkeeping, financial report, cash deposit and bank statement, and inspecting all the cash flow and financial standardization process. Transferor agrees to urge XinHai management team to cooperate;
        (2) In accordance with Supplement B "Anaphase Investigation List", Transferee starts Anaphase Investigation and Transferor agrees to urge XinHai management team to cooperate;
        (3) Transferor and Transferee starts to jointly deal with XinHai shares transfer process, including but not limit to changing directors, modifying Article of Association and Industry and Commerce Bureau approval procedures;
        (4) Transferor will urge XinHai, XNET, XinWang, and related people to start processing related interests transfer listed in Supplement C;
        (5) Transferee has the right to accredit technical staff and operation staff to XinHai to understand and inspect its technical operation activity, and Transferor agrees to urge XinHai management team to cooperate. Transferee and its accredited staff should sign "Confidential Agreement" with XinHai and the daily accredited staff should not surpass (3) three persons(including three);
        (6) Without written permission of Transferee, Transferor can not dispose XinHai assets, shares and interests as well as issuing stock option;
        (7) Without written permission of Transferee, Transferor should assure XinHai management not to change important strategy and policy of XinHai.
3.2.2    The first stage payment:
3.2.2.1 On the day when all the conditions listed in this item and the first stage payment conditions of the Related Agreement are met, Transferee will make first stage payment to Transferor, namely 60% of Share Transfer Price (Prophase payment will be included in the first stage payment), total amount of RMB(Y)1,680,000:
        (1) Transferor and Transferee have the same cognizance that the share transfer has no risk. If Industry and Commerce Bureau issues "Notice of Accepting the Case", the share transfer will be treated as no risk (If the share transfer accomplishment or cognizance of no risk time for the Related Agreement is not consistent with this Agreement, the latter one will be counted.);
        (2) After finishing Anaphase Investigation and the written confirmation is made by Transferor and Transferee (Transferee can not refuse to sign the confirmation without proper reason).
3.2.2.2 From the date that Transferee makes the first stage payment, Transferor and Transferee have the following rights and obligations:
        (1) Transferee will completely know and inspect the operation and management of XinHai and has the following approve rights including but not limit to:
                i. Transferee has the final approve right for over RMB(Y)2,000 (including 2,000) of XinHai's single payout and over RMB(Y)20,000 (including 20,000) accumulated monthly payout from the Agreement signing date. The above payout will be treated as abnormal payout without written approval of Transferee;
                ii. Transferee has the final approve right for all the contracts, agreements and receipts signed by XinHai during the related period;
                iii. Transferee has the final approve right for changing or releasing from employee contract of two or more than two high level managers (referring senior manager) or technical persons (referring all the staff of Base Operation Department and Value Added Business Department), or appointing employee with over RMB(Y)3,000 monthly salary.
        (2) Transferee has the right to obtain all the technical material, files, and information and hold the operation and maintenance technology of XinHai business platform and management platform;
        (3) Transferee has the right to acquire all the business and customer materials of XinHai;
        (4) Transferee has the right to acquire all the materials related with the operation of XinHai;
        (5) Transferee and transferor will check and verify each item in accordance with Supplement H "Hand over Confirmation".
3.2.3    The last stage payment:
         On the day that all the conditions listed in this item and all the conditions of the last stage payment in the Related Agreement are met, Transferee will make the last stage payment to Transferor, namely 40% of Share Transfer Price, RMB(Y) 1,120,000;
3.2.3.1 Transferor submits the reissued "Business License" to Transferee after share transfer (If the time of submitting the reissued "Business License" in the Related Agreement is different, the latter one will be count.);
3.2.3.2 After finishing transfer the related interests listed in Supplement C or Transferee affirms the transfer as no risk;
3.2.3.3 Transferor will train the staff send by Transferee and provide all the information of operation and maintenance of XinWang platforms including but not limit to password etc.;
3.2.3.4  Transferor and Transferee sign "Hand over Confirmation".
3.2.4 Transferee has the right to release any of the conditions in Item 3.2.1, 3.2.2, and 3.2.3. at anytime in written format.
3.2.5    Payment Confirmation
3.2.5.1 Transferor hereby affirms that Transferee has performed the obligation of Share Transfer Price payment when Transferor or the third party specified by Transferor receives Share Transfer Price from Transferee or the third party specified by Transferee in accordance with the Agreement;
3.2.5.2 Transferee has completed the obligation of the payment when Transferor or the third party specified by Transferor receives the last stage payment from Transferee or the third party specified by Transferee;
3.2.5.3 Transferor should issue a receipt to Transferee on the same day when Transferor or the third party specified by Transferor receives any stage payment from Transferee or the third party specified by Transferee.
3.2.6 Party F covenants and undertakes that on the premise that Transferor and Party E perform their obligations in time, if Transferee could not make the payment in time, this sum of payment will turn into due liability of Transferee which Party F is responsible for.

Article 4 The Agreement effective conditions

The Agreement will take effect on the day when all the following conditions are met:
4.1 All parties or their authorized representatives sign or seal with the company seal on the Agreement;
4.2 The Agreement and the Related Agreement are signed at the same time;

4.3 The Agreement and the Related Agreement take effect at the same time;
4.4 Transferor submits with Transferee a written statement issued by XNET which indicates that until the Agreement signing day XinHai does not have any liabilities or debt to XNET.

Article 5   Representations , Warranties and Covenant

5.1 Representations, Warranties and Covenant of Transferor and Party E Transferor and Party E hereby represent, warrant and covenant respectively and jointly that:
5.1.2    The related rights and abilities of Transferor and Party C
5.1.2.1 Transferor and Party E have full right and authority to enter into this Agreement on the terms and conditions herein set forth and implement all the liabilities and responsibilities of the Agreement. Transferor and Party E were not in breach of the Laws, regulations, statutes and rules when signing this Agreement. As a matter of XinHai shares trans-fer, Transferor has obtained all the required authorization and approval before signing the Agreement, therefore, Transferor can complete XinHai share transfer on the condition of no restrictions;
5.1.2.2 The authorized representative of Transferor who signs on the Agreement has been authorized signing the Agreement according to a power of attorney, Board resolution, or shareholder meeting resolution;
5.1.2.3 Until the Agreement effective day, except that Transferor are shareholders of XinHai, XinHai is not a subsidiary of any other people or a company controlled by any other people and no other people has the right to put forward any requirement on XinHai shares, interests, or options;
5.1.2.4 There is no lien, mortgage, leasehold, third party right and any disposal or other any agreement, arrangement or covenant for XinHai shares that will induce the above actions happening with the share transfer.
5.1.3    About XinHai
5.1.3.1 XinHai is a company duly incorporated under the laws of P. R. China (Its registered information seen Supplement A), and has the rights to hold and carry on its currently holding and carrying on assets and business according to the Chinese Laws. XinHai has obtained all the approvals, consents, authorizations, and permissions which are effective and promissory for its business operation demand. Until the Agreement Signing Date, XinHai does not have any production, operating contracts and arrangements which exceed its operating arrange or which is in abnormal business situation.
5.1.3.2  Validity
         XinHai is not in breach of any laws, regulations, and rules, did not involve any administrative, civil, criminal, economical, or other dissension, litigation, and arbitration, and was not punished or closed down by the government; Transferor warrants to let Transferee know any above proceedings if any thing happens before the Agreement Closing Date or if any thing would happen after the Agreement Closing Date.
5.1.3.3  Financial Status:
        (1) Supplement D is completely showing Asset and Liability of XinHai, and clearly listing Cash, Fixed asset, Depreciation and Amortization, Accounts Receivable and Accounts Payable without pretermission or holding back any debt or unconsummated loss (including budget loss) until December 31, 2002;
        (2) Exclusion of the items listed in Supplement D, XinHai does not have any unpaid loan, debt or other liability to Bank or third party. Before the Agreement Effective Date, XinHai did not receive any written notice of loaner to dispose part or whole of assets of XinHai;

        (3) XinHai is not in breach of any Chinese Tax Law, decree, regulation, and rule and is not able to be sued by the government because of tax related problems. All due taxes required by government law will be paid before the Closing Date (including any fines caused by late payment)
5.1.3.4  Company Status and Others:
         The company registration information, intangible assets, qualification, business and customer resource, contracts and obligations of XinHai are consistent with the Supplement of the Agreement. The technologies XinHai is holding include but no less than guaranteed Domain Name Registration, Virtual Host, Web Hosting, and Web Site Design etc. well operating technologies. Until The Agreement Signing Date, XinHai and XinWang have no less than 180 employees including no less than 30 professional personnel.
5.1.3.5  Contracts:
         Until the Agreement Effective Date, XinHai does not sign or arrange any agreements or legal files that is not necessary for its business and it has the following features:
                a. XinHai is not capable to perform its terms and conditions;
                b. It can be predicted that after performing its terms and conditions XinHai may not acquire profit or may get loss;
                c. XinHai cannot finish it in time or need extra expenses to finish it;
                d. XinHai may get into trouble or incur abnormal, rigorous, or extra liability or expenses;
                e. XinHai need pay whoever the commission, introduction fee or tax on books;
                f. It is not necessary or not important to carry on XinHai business.
5.1.4 The Related material and information of XinHai disclosed to Transferee All the material and information of XinHai (including but not limit to the information listed in Supplement) in this Agreement and in the Related Agreement and disclosed to Transferee by Transferor are integral, true and exact without omitting and holding back.
5.1.5    Proceedings after Audit Benchmark Date
         From Audit Benchmark Date (August 31, 2002) to the Closing Date, Transferor and Party E warrant that XinHai will not do as follows without written permission of Transferee:
        5.1.5.1 Changing corporation format (Except as December 23, 2002, changing to Limited Corporation);
        5.1.5.2 Modifying (increasing or canceling) contracts or Article of Association of Xin Hai (Exclusion of modification on Decemebr 23, 2002);
        5.1.5.3    Appointing director (except appointed by Transferee);
        5.1.5.4    Reorganizing, merging or acquiring;
        5.1.5.5    Loaning from any third party or its shareholder;
        5.1.5.6    Giving any third party or its shareholder surety or mortgage;
        5.1.5.7    Selling or purchasing any assets (except listed in Supplement
                   D);
        5.1.5.8    Accepting any debt or liability;
        5.1.5.9    Leasing any real estate;
        5.1.5.10 Except regular operation, XinHai will not take any action to incur bad or negative effect on its business;
        5.1.5.11 Signing or modifying employment contract with any employee or increasing salary and benefit (including compensation);
        5.1.5.12 Carrying on accommodation or relinquishment of any civil, criminal, economical or other dissension, lawsuit, and arbitration (except as disclosed to Transferee and with written permission of Transferee);
        5.1.5.13   Tampering with XinHai accounting books.

5.1.6    Employee Stability
         Transferor warrants and urges XinHai to stabilize its employees which are listed in Supplement I, and keep no less than 80% of managers, 90% of base business department and value added business department personnel of XinHai and XinWang, and all the employees of XinHai and XinWang working for XinHai and XinWang before the Closing Date, who will not resign within three months after The Closing Date (Except layoff by Transferee).
5.1.7    Results after XinHai shares Transfer
         After Transferee acquires XinHai shares, Transferor warrants the results as follows:
        5.1.7.1 will not release any people's liability for XinHai (no matter it is restricted by the Agreement or is legal) or will not bring on XinHai giving up its right under any agreement or legal documents;
        5.1.7.2 will not conflict with or be in breach of other agreements or legal documents having signed by XinHai; 5.1.7.3 will not incur its loaner to chase back the current or future debt immediately; 5.1.7.4 will not be in breach of the current laws, regulations, decrees and rules.

5.1.8  Competition Prohibition

         5.1.8.1 After the Agreement Signing Date, Transferor and Party E individually and jointly agree not to start any similar business and activity (including but not limit to operating a business directly or indirectly through joint venture, or holding shares of other companies or enterprises) which directly or indirectly compete with XinHai in China and outside of China;

         5.1.8.2 Transferor and Party E individually and jointly agree not to use the names and graphs etc. that are the same or similar to any intellectual properties in the Agreement and Related Agreements including but not limit to trademark, company name, brand name (such as "XinWang"), domain name, web address etc. in any area, any time, and any method.

5.1.9 Transferor and Party E shall not make and approve any action and negligence that act against above presentations, warrants and covenant prior to the Closing Date (If the Closing Date for the Related Agreements is not the same, the latest Closing date shall be used). Even after the Closing Date, the above presentations, warrants and covenant shall still be effective.Transferor and Party E confirm that Transferee signs the Agreement based on the presentations, warrants and covenant of Transferor and Party E in Article 5.1 of this Agreement.
5.2 Presentations, Warranties and Covenant of Transferee and Party F Transferee and Party F individually and jointly present, warrant and covenant that:
        5.2.1 Party D(B) is a company duly incorporated under the laws of China on January 12, 1998;
        5.2.2 Party D(B) has all rights, powers and authority for signing this Agreement and fulfilling the obligations in this agreement, and has obtained all company's internal consent, permission, approval, registration, and exemption etc. that are necessary for Party D(B) to sign this Agreement;
        5.2.3 The authorized representative of Party D(B) signs this agreement according to effective power of attorney, resolution of board of directors, or resolution of shareholder's meeting;
5.2.4 Transferee and Transferor shall deal with any other affairs together during the above share transfer process in accordance with Chinese laws;
5.2.5 If Transferor and Party E do not disobey this Agreement, Transferee shall make payment for share transfer according to the stated date and method of the Agreement;

5.2.6 Even after the Closing Date, the above presentations, warrants and covenants shall still be effective.

5.3      Disclosing Obligation in Time
              During related periods, if any party or several parties in this Agreement find whatever action, activity or event may be badly inconsistent with its presentations, warrants and covenants or cause its presentations, warrants and covenants error, the party or parties shall inform the other party or parties in written format.

5.4      Independence of  the Covenant Article
         The covenant Article in this Agreement is independent and can be divided. Except clearly defined in this Agreement, any covenant article is not subject to or bound into any other articles in this Agreement.

Article 6 Termination and Cancellation of The Agreement

6.1 The Agreement shall terminate whenever any of the following items happens:
6.1.1 The parties mutually agree to terminate this Agreement in writing;
6.1.2 If Party A and/or Party B and/or Party C and/or Party E breach their presentation, warrants and covenant as defined in the Agreement, and do not inform the other parties properly, Transferee requests to terminate the Agreement;
6.1.3 If Party A and/or Party B and/or Party C and/or Party E do not breach the agreement, and Transferee does not make payment for share transfer according to the term in this Agreement, Transferor requests to terminate the Agreement;
6.1.4 The Agreement is terminated according to Chinese laws, regulations, and the terms and conditions of this Agreement;
6.1.5 Any transfer document terminates, or becomes invalid (except as the documents have been fulfilled or are expired), or cannot be performed due to any reason; or it is predicted that above mentioned affairs will happen; or the related responsibility and obligation cannot be performed or become illegal;
6.1.6 When the Agreement and Related Agreements are completely fulfilled, the presentations, warrants and covenants of every party shall not be released due to the termination of the Agreement and Related Agreements.
6.2 The notice for the termination and/or cancellation of the Agreement shall be in written format and the termination does not affect the compensation rights of the party, who obeys the Agreement, to the party who breaches the Agreement.

Article 7 Transfer of the Agreement

7.1 Without permission of Transferee, Transferor cannot transfer any its obligation in the Agreement to others.

7.2 Transferee has right to transfer any obligation and any right defined in the Agreement to others. If Transferee transfers any obligation and any right defined in the Agreement to other party or parties, Transferee shall jointly bear the responsibility in accordance with the terms and conditions of the Agreement.

Article 8 Confidentiality

8.1 Except the requirement of government departments or laws, regulations and rules, without permission of other parties, any party cannot disclose the related contents in the Agreement to any third party beyond the Agreement before the Closing Date (except lawyer and accountant hired by the party);
8.2 Except the requirement of government departments or laws, regulations and rules, without permission of other parties, any party cannot disclose the corporate information and technical information of the other parties obtained in the transaction to any third party after the Closing Date.

Article 9 The Other Matters not Included in the Agreement

Every party shall friendly negotiate any other matters that are not included in the Agreement and sign supplemental agreement in written format. The supplemental agreement shall be a binding part of the Agreement and has equal legal effect.

Article 10 Notice

10.1 All notices shall be submitted in written and shall be sufficiently given if delivered personally, or transmitted by facsimile or mailed by prepaid mail (oversea mail should be send by air) addressed to the receiving Party at its address set below. Each Party shall promptly notify the others of any change of its address in written format.
10.2 All notice shall be delivered to the receiving party using following address, fax number and the contact person:
         Party A: Mingming Lu
         Address: No. 2, LechunFang,          Xicheng District, Beijing

         Party B: Xin Wei
         Address: Suite 1-3-403, Qianmachang ST., Beijing

         Party C: Kun Wei
         Address: Suite 1-3-403, Qianmachang ST., Beijing
Party D(A):       Changhai Yu
Address:          Medical Department of Beijing University, 38 Xueyuan Road,
                  Haidian District, Beijing

Party D(B):       Shenzhen Xingpengtai Investment Ltd.
Address: Suite 1804, Sangda Building, Huafa North Road, FuTain District,
         Shenzhen
Fax:              0755-83689299
Attention:        Guangxing Lu

Transferor guarantor A:                         Transferor quarantor B:
Xin Net Corp                                    Xiaoqing Du
Address:  950-789 West Pender Street            Address: 909-1348 Barclay Street
          Vancouver, BC, Canada                 Vancouver, BC, Canada

Party F: SINO-I.COM LIMITED
Address: Suite 605-6, Bank of America Center,  12  Harcourt Road Central, Hong
Kong
Fax:        00852-2505-4847
Attention:  Jiabao Qu

10.3 Under the following situations, it is deemed as delivery:
10.3.1 Submission in person;
10.3.2 If delivery by mail, three (3) business days after the mail is received by post office (if by airmail, 5 business days);
10.3.3   Submission by fax when the transmission is OK;
10.3.4 To prove the delivery of the notice, the sending party should have sufficient proof that the notice has been delivered by hand, or the envelope with the notice has correct address and name of contact person and has been received by post office; or if delivery by fax, the sending party should provide automatic confirmation from the fax machine or the reply of receiving party whichever is first.

Article 11 Liabilities for Breach of the Agreement
11.1 Any of the followings constitutes breach of the Agreement
11.1.1 Breach of payment obligation: If Transferor and Party C are not in breach of the Agreement, Transferee does not pay the money for mature share transfer, and Transferee does not pay within five (5) business days since Transferor sends a written notice, or every party does not mutually agree to delay the payment;
11.1.1 Breach of liabilities: If any party does not fulfill or obey its responsibilities, obligations and covenants in the Agreement, or observant party thinks that the breach of liabilities can be redressed, but delinquent party does not do any action that satisfies the observant party within five (5) business days (or other period that observant party agrees) when delinquent party has received the written notice from observant party;
11.1.2 Breach of guarantees: Any party breaches its guarantees including but not limit to its presentations, warrants and covenants; or any of its presentations, warrants and covenants have untrue, incomplete or misleading contents;
11.1.3 Fundamental breach of the Agreement: If every party agrees that the breach of the Agreement is
         "serious", the breach of the Agreement is deemed as fundamental breach of the Agreement;
11.1.4 Dissolution: Any party is dissolved, liquidated closed, reconstructed and bankrupted, or any party has applied dissolution, liquidation, closing, reconstruction and bankruptcy, or this procedure has began, or such effective resolution has passed;
11.1.5 Ownership: The ownership of "XinHai" is changed no matter directly, indirectly or finally, or related assets are mortgaged.
11.1.6 Approval: The approvals, registrations or procedures, which Transferor and Transferee should have, have not been obtained, or expired, or revised;
11.1.7 Disposition of assets: Transferor transfers, mortgages or disposes "XinHai" in other methods;

11.2     Liabilities for breach of the Agreement
11.2.1 If any breach of the Agreement occurs, or the agreement terminates due to any other reasons except full performance, Transferor should return all received payments to Transferee at the day when the agreement terminates. Delinquent party should pay the compensation that is not more than total amount of Share Transfer Price to observant party according to actual loss;
11.2.2 If Transferee does not fundamentally breach the Agreement and Transferor requests to terminate the Agreement unilaterally (except as conditions in Article 6.1.5), Transferor shall pay the compensation that equals to 15% of total amount of Share Transfer Price to Transferee at the day when the agreement terminates; If Transferor does not fundamentally breach the Agreement and Transferee requests to terminate the Agreement unilaterally (except as conditions in Article

         6.1.5), Transferee shall pay the compensation that equals to 15% of total amount of Share Transfer Price to Transferor at the day when the Agreement terminates;
11.2.3 Any liability for breach of the Agreement does not terminate due to accomplishment of share transfer. Every party in the Agreement agrees that any party can chase the liability for breach of the Agreement up to the period of 36 months (from the Closing Date); But this period does not include the period that observant party puts forward law suit to delinquent party for chasing compensation. Observant party shall send written notice to the delinquent party about related breach of the Agreement and shall put forward law suit within 24 months after the observant party has requested the compensation.
11.3     Settlement of Breach of the Agreement
11.3.1 When breach of the Agreement occurs, observant party shall send a written notice to delinquent party and point out the reasons, characters, and possible loss due to breach of the Agreement reasonably and in detail.
11.3.2   Compulsory performance
11.3.2.1 If any party does not perform the Agreement (or breaches the Agreement), observant party shall force the delinquent party to perform the Agreement through law procedure;
11.3.2.2 This article cannot prohibit the observant party from taking any other action or remedy; 11.3.2.3 This article cannot prohibit the observant party from requesting other compensations beyond loss compensation, including interests and any other losses or costs from not performing or completing share transfer;
11.3.2.4 The prerequisite that observant party takes above actions is that observant party sent a written notice to delinquent party prior to five (5) business days, and requested the delinquent party to make proper remedy within five (5) business days, and delinquent party did not make proper remedy that satisfies observant party within five (5) business days.
11.3.3 If any guarantees or any articles in the Agreement will or probably become fundamental breach of the Agreement prior to the Closing Date, observant party can send a written notice to delinquent party to cancel the Agreement. Related cancellation action does not have any bad or negative effect on any observant party's rights and/or compensation right due to the action of breach of the Agreement. The compulsory performance under the Agreement does not have any bad or negative effects because of this Article;
11.3.4 The parties are not responsible for any requirement of the right coming from laws and regulations which are effective, or altered or cancelled after the Agreement Signing Date.

Article 12  Miscellaneous

12.1   Revision of the Agreement
       When the Agreement is effective, no party can revise the Agreement without written approvals from every party.
12.2     Exercise of observant party's rights
       The action that observant party does not exercise its rights should not be deemed as giving up. Any single or partially exercise of its rights should not constitute the obstacle for further exercise of its rights. The observant party's rights, powers and compensations endued by the Agreement are accumulated and cannot replace or affect the observant party's rights, powers and compensations endued by laws.
12.3      Independence of the Articles in the Agreement
       If any articles in the Agreement is illegal, invalid or cannot be preformed, or are declared to be illegal, invalid or unable to perform by courts and arbitration organizations, the other articles in the Agreement should still be legal, valid and executable and continue to be effective.

Article 13 Settlements of Disputes

All disputes among the Parties arising from this Agreement shall be settled through friendly negotiation. In case no settlement can be settled through negotiation, any Party has the right to submit such dispute(s) to jurisdictional court.

Article 14 Applicable Laws

The formation of this contract, its validity, interpretation, execution and settlement of the disputes shall be governed by the related laws of the People's Republic of China.

Article 15 Force Majeure

15.1 Force Majeure shall mean all events which are unforeseeable and uncontrolable, the occurrence and consequences of which cannot be avoided or overcome, and which obstruct or delay any party to perform its obligation in accordance with the terms and conditions of the Agreement. Such events shall include earthquakes, typhoons, flood, fire, war, strike and other similar events which are accepted as Force Majeure.
15.2 If an event of Force Majeure occurs and affects the performance of a Party's obligations, the Party claiming Force Majeure shall promptly inform the other Parties and shall provide a written document to explain related details and the reasons that it cannot fully or partially perform the Agreement, or delay the performance of the Agreement within fifteen
       (15) business days. Whether delaying performance of the Agreement or canceling Agreement or taking other actions shall be friendly negotiated by every party and decide what to do in written format within five (5) business days after every party receives the notice.

Article 16 Supplements

The Agreement includes nine (9) Supplements from Supplements A to Supplements I; All Supplements are undivided components of the Agreement and have equal legal effect.

Article 17 Copies

17.1     The Agreement is written and explained in Chinese.
17.2 There are ten (10) original copies of the Agreement. Every party keeps one original copy of the Agreement. Other two original copies are backup. Every original copy has equal law effect.

The Agreement is signed by the authorized representatives of Party A, Party B, Party C, Party D(A), Party D(B), Transferor guarantor A, Transferor guarantor B, and Party F in Beijing City of People's Republic of China on the date first above written.

Party A: Mingming Lu
Signature of Authorized Representative: /s/ Xin Wei

Party B: Xin Wei
Signature of Authorized Representative: /s/ Xin Wei

Party C: Kun Wei
Signature of Authorized Representative: /s/ Kun Wei

Party D(A): Changhai Yu
Signature of Authorized Representative: /s/ Changhai Yu

Party D(B): Shenzhen Xingpengtai Investment Ltd.
Signature(Seal) of Authorized Representative: /s/ Jingqian Yu

Transferor guarantor A: Xin Net Corp
Signature of Authorized Representative: /s/ Xiaoqing (Angela) Du

Transferor quarantor B: Xiaoqing Du
Signature of Authorized Representative: /s/ Xiaoqing (Angela) Du

Transferee guarantor (Party F): SINO-I.COM LIMITED
Signature of Authorized Representative: /s/ Pinhai Yu

Date: February 26, 2003

                                  EXHIBIT D (1)
Xin Net Corp.
Pro Forma Financial Information

Introductory paragraph:

The following pro forma financial results show the historical balance sheet as of March 31, 2003, and the related statements of operations and cash flows for the three months ended March 31, 2003 and 2002, adjusted to reflect the effect of no shareholder approval for the transactions entered to sell its China operations and the related security deposits returned. The disposal of the China operations refers to two separate transactions as follows: (1) on June 22, 2001, the company's joint venture partner, Xin Hai Technology Development Ltd., (Xin
Hai) signed an agreement to sell its ISP operations and related assets to a private company in Beijing for sales proceeds of $700,000, of which $500,000 has been received and classified as a security deposit in the liabilities section of the balance sheet; and (2) on February 26, 2003, Xin Hai signed an agreement to sell its internet-related businesses in China to a subsidiary company of Sino-I.com Ltd., a company listed on the Hong Kong Stock Exchange, for a total consideration of RMB 20 million (approximately US$2,500,000), due to lack of funding and increased market competition. The company has received US$362,430 as a security deposit for the transaction.

Proposal No. 1 - None of the China operations are approved for sale and the related security deposits are returned.


                                             3/31/03         Pro Forma       Adjustment        Pro Forma
Consolidated Balance Sheet                  Historical         Debit           Credit           Results
----------------------------------------- ---------------   -------------   --------------   ---------------
Assets:

Cash and cash equivalents                 $1,274,108        888,376      b  862,430       d $1,300,054

Accounts receivable                       -                 289,896      b  -                289,896

Other current assets                      20,785            435,400      a  -                456,185

                                                                         a
Deferred costs                            -                 949,266         -                949,266

Assets to be disposed of                  2,696,501                         2,696,501     a  -

Net assets of discontinued operations     293,420           -               293,420       b  -

Investment, at equity                     293,204                                            293,204


Property and equipment, net               11,036            423,459      a                   755,340

                                                            320,845      b


Goodwill                                  127,124                                            127,124
                                          ---------------                                    ---------------

Total Assets                              $4,716,178                                        $  4,171,069
                                          ===============                                    ===============


Liabilities and Stockholders' Equity:

Accounts payable and other current
liabilities                              $211,911           -               1,080,475     a  1,292,386

Deferred revenue                          -                                 2,126,303     a  2,443,624

                                                                            317,321       b

Security deposit                          362,430           862,430      d  500,000       a  -


Liabilities to be disposed of             3,706,778         3,706,778    a                   -


Common stock                              41,360                                             41,360


Additional paid-in capital                8,194,045                                          8,194,045


Accumulated deficit                       (7,658,939)       -               -                (7,658,939)


Accumulated other comprehensive loss      (141,407)                                          (141,407)
                                          ---------------                                    ---------------

Total liabilities and stockholders'
equity                                    $4,716,178                                           $  4,171,069
                                          ===============                                    ===============



                                3/31/03         Pro Forma   Adjustment   Pro Forma   3/31/02       Pro Forma  Adjustment  Pro Forma
Condensed statement of          Historical      Debit       Credit       Results     Historical    Debit      Credit      Results
operations                      ----------      ---------   ----------   ---------   ----------    ---------  ----------  ---------
Revenues

    Tuition fee income              $65,350          -            -      $ 65,350    $      -           -           -    $       -

    Internet access cards                 -          -                          -           -           -           -            -

    Domain name registration              -          -      747,214   c   747,214           -           -     723,187  c   723,187

    E-solutions                           -          -      332,632   c   332,632           -           -     285,403  c   285,403
                                 -----------                           -----------  ----------                          -----------
                                     65,350                             1,145,196                                        1,008,590
 Cost of revenues

    Internet access cards                 -          -            -             -           -           -           -            -

    Domain name registration              -    447,336    c       -       447,336           -     379,410  c        -      379,410

    E-solutions                           -     52,082    c       -        52,082           -      16,175  c        -       16,175
                                 -----------                           -----------  ----------                          -----------
                                          -                               499,418                                          395,585
                                 -----------                           -----------  ----------                          -----------
 Gross Profit                        65,350          -                    645,778           -                              613,005

Expenses
   Salaries, wages and benefits    (52,919)   (344,607)   c       -     (397,526)     (6,901)   (340,350)  c        -    (347,251)

   General and administrative      (72,604)   (462,088)   c       -     (534,692)    (57,333)   (342,319)  c        -    (399,652)


Other income (expense)             (20,397)    (6,751)    c       -      (27,148)      24,989           -         378  c    25,367
                                 -----------                           -----------  ----------                          -----------

Loss from continuing operations    (80,570)                             (313,588)    (39,245)                            (108,531)

Provision for income taxes                -                                     -           -                                    -

Discontinued operations
   Loss from assets held for
sale                              (233,018)          -      233,018   c         -    (69,286)                  69,286  c         -
   Loss from discontinued
operations                                -          -            -             -           -                                    -
                                 -----------                           -----------  ----------                          -----------

Total discontinued operations     (233,018)                                     -    (69,286)                                    -
                                 -----------                           -----------  ----------                          -----------

Net loss                         $(313,588)                            $(313,588)   $(108,531)                           $(108,531)
                                 ===========                           ===========  ==========                          ===========

Loss per share:

  continuing operations              (0.00)                                (0.01)      (0.00)                               (0.01)

  discontinued operations            (0.01)                                     -      (0.00)                                    -
                                 -----------                           -----------  ----------                          -----------


                                   $ (0.01)                             $  (0.01)    $                                   $
                                                                                       (0.01)                               (0.01)
                                 ===========                           ===========  ==========                          ===========

 basic weighted average shares
outstanding                      41,360,010                            41,360,010   21,360,010                          21,360,010
                                 ===========                           ===========  ==========                          ===========



                                   3/31/03      Pro Forma   Adjustment  Pro Forma   3/31/02     Pro Forma    Adjustment  Pro Forma
Consolidated statements of cash    Historical   Debit       Credit      Results     Historical  Debit        Credit      Results
flows:                             ----------   ---------   ----------  ---------   ----------  ----------   ----------  ----------
Net cash flows provided by (used
in) operating activities          $ 485,833    (862,430)  d            $(376,597)   $(173,097)                           $(173,097)
Cash flows from investing
activities
  Purchases of property and
equipment                          (17,998)                              (17,998)    (48,634)                             (48,634)
  Repayment from ProtectServe
Pacific Ltd.                              -                                           360,400                              360,400
  Investment in The Link
Group, Inc.                               -                                         (600,300)                            (600,300)
                                 -----------                            ----------  ----------                          -----------
Net cash flows used in
investing activities               (17,998)                              (17,998)   (288,534)                            (288,534)

Net cash flows used in
financing activities                      -                                     -    (15,056)                             (15,056)
                                 -----------                            ----------  ----------                          -----------

Increase (decrease) in cash
and cash equivalents                467,835                             (394,595)   (476,687)                            (476,687)

Cash and cash
equivalents-beginning of period   1,694,649                             1,694,649   1,360,071                            1,360,071
                                 -----------                            ----------  ----------                          -----------
Cash and cash equivalents-end
of period                        $2,162,484                             $1,300,054   $883,384                            $ 883,384
                                 ===========                            ==========  ==========                          ===========


Explanatory notes:

a - To reclassify gross amounts of assets and liabilities of "Assets/Liabilities to be disposed of" assuming the disposal of the internet-related services, such as domain name registration and e-solutions services, for the China operations was not approved .
b - To reclassify gross amounts of assets and liabilities of "Net assets of discontinued operations" assuming the disposal of the ISP services, such as Internet access cards, for the China operations was not approved.
c - To reclassify gross amounts of results of operations assuming the sale of the internet-related services provided by China were not approved.
d - To return security deposits assuming the ISP operations ($500,000) and internet-related operations ($362,430) were not approved for sale.

Note: There is no reclassification of discontinued operations for the ISP operations for any of the periods presented as there have been no operations since June 2001.

                                  EXHIBIT D(2)
Xin Net Corp.
Pro Forma Financial Information


Introductory paragraph:

The following pro forma financial results shows the historical balance sheet as of March 31,2003, and the related statements of operations and cash flows for the three months ended March 31, 2003 and 2002, adjusted to reflect the shareholder approval of the sale of the ISP operations in China, but not the sale of the internet-related services in China. On June 22, 2001, Xin Hai Technology Development Ltd., the company's joint venture partner, signed an agreement to sell its ISP operation and related assets to a private company in Beijing for sales proceeds of $700,000, of which $500,000 has been received and classified as a security deposit in the liabilities section of the balance sheet. Management has determined the remaining $200,000 balance is uncollectible. There is no income tax effect due to the company's loss position.

Proposal No. 2 - Sale of the ISP operations is approved, but sale of internet-related operations is not approved.


                                            3/31/03        Pro Forma     Adjustment      Pro Forma
Consolidated Balance Sheet                 Historical        Debit         Credit         Results
---------------------------------------- ---------------  ------------  -------------  --------------
Assets:

Cash and cash equivalents                $1,274,108       888,376 c     362,430 e      $ 1,800,054

Accounts receivable                      -                -             -              -

Other current assets                     20,785           435,400 c     -              456,185

Deferred costs                           -                949,266 c     -              949,266

Assets to be disposed of                 2,696,501                      2,696,501 c  -

Net assets of discontinued operations    293,420          -             293,420 a      -

Investment, at equity                    293,204                                       293,204

Property and equipment, net              11,036           423,459 c     -              434,495

Goodwill                                 127,124                                       127,124
                                         ---------------                               --------------
Total Assets                             $4,716,178                                    $ 4,060,328
                                         ===============                               ==============

Liabilities and Stockholders' Equity:

Accounts payable and other current
liabilities                              $211,911         -               1,080,475 c   $ 1,292,386


Deferred revenue                         -                -               2,126,303 c  2,126,303

Security deposit                         362,430          500,000 a     500,000     c  -

                                                          362,430 d

Liabilities to be disposed of            3,706,778        3,706,778 c                  -

Common stock                             41,360                                        41,360


Additional paid-in capital               8,194,045                                     8,194,045


Accumulated deficit                      (7,658,939)      -             206,580 a      (7,452,359)


Accumulated other comprehensive loss     (141,407)                                     (141,407)
                                         ---------------                               --------------

Total liabilities and stockholders'
equity                                   $4,716,178                                     $ 4,060,328
                                         ===============                               ==============


Condensed statement         3/31/03     Pro Forma   Adjustment  Pro Forma     3/31/02  Pro Forma  Adjustment  Pro Forma
of operations:             Historical   Debit       Credit      Results     Historical  Debit     Credit      Results
                           ----------   ---------   ----------  ----------  ---------- ---------  ----------  ---------
Revenues

    Tuition fee income      $65,350           -          -    $ 65,350         $-          -           -        $ -
    Internet access
cards                             -           -          -           -          -          -           -          -
    Domain name
registration                      -           -    747,214  d  747,214          -          -     723,187  d 723,187

    E-solutions                   -           -    332,632  d  332,632          -          -     285,403  d 285,403
                           ---------                         ---------------------  ---------   ---------  ---------
                             65,350                          1,145,196          -          -    1,008,590  1,008,590

 Cost of revenues
    Internet access
cards                             -     447,336 d        -     447,336          -          -           -          -
    Domain name
registration                      -      52,082 d        -      52,082          -    379,410   d       -    379,410

    E-solutions                   -           -          -           -          -     16,175   d       -     16,175
                           ---------                         ---------- ----------                         ---------
                                  -                            499,418          -                           395,585
                           ---------                         ---------- ----------                         ---------
 Gross Profit                65,350           -          -     645,778          -                           613,005

Expenses

benefits                   (52,919)   (344,607) d        -   (397,526)    (6,901)   (340,350)  d       -   (347,251)

   General and                                                                                 d
administrative             (72,604)   (462,088) d        -   (534,692)   (57,333)   (342,319)          -   (399,652)

Other income (expense)     (20,397)     (6,751) d        -    (27,148)     24,989          -         378  d  25,367
                           ---------                         ---------- ----------                         ---------
Loss from continuing
operations                 (80,570)                          (313,588)   (39,245)                          (108,531)

Provision for income
taxes                             -                                  -          -                                 -

Discontinued operations
   Loss from assets held
for sale                   (233,018)          -    233,018  d        -   (69,286)                 69,286  d       -

   Gain on disposal of
discontinued operations           -     700,000 a(293,420)  a  206,580          -                                 -

                                      (200,000) b
                           ---------                         ---------- ----------                         ---------
Total discontinued
operations                 (233,018)                           206,580   (69,286)                                 -
                           ---------                         ---------- ----------                         ---------

Net loss                   $(313,588)                        $(107,008) $(108,531)                         $(108,531)
                           =========                         ========== ==========                         =========

Loss per share:

  continuing operations      (0.00)                             (0.01)     (0.00)                            (0.01)

  discontinued operations    (0.01)                               0.00     (0.00)                                 -
                           ---------                         ---------- ----------                         ---------
                            $(0.01)                           $ (0.00)    $(0.01)                           $(0.01)
                           =========                         ========== ==========                         =========


 basic weighted average
shares outstanding         41,360,010                        41,360,010 21,360,010                         21,360,010
                           =========                         ========== ==========                         =========




Condensed statements of      3/31/02   Pro Forma     Adjustment   Pro Forma   3/31/02   Pro Forma  Adjustment Pro Forma
cash flows:                Historical  Debit         Credit       Results     Historical  Debit    Credit     Results
                           ----------  ---------     ----------   ----------  ---------- --------  ---------- ---------

Net cash flows provided by   $485,833  (362,430)  d        -     $ 123,403  $(173,097)                       ($173,097)
(used in) operating
activities

Cash flows from investing
activities
  Purchases of property
and equipment                (17,998)                             (17,998)   (48,634)                         (48,634)
  Repayment from
ProtectServe Pacific Ltd.          -                                     -    360,400                          360,400
  Investment in The Link
Group, Inc.                        -                                     -  (600,300)                        (600.300)
                             --------                           ----------- ----------                       ----------
Net cash flows used in       (17,998)                             (17,998)  (288,534)                        (288,534)
investing activities

Net cash flows used in
financing activities               -                                     -   (15,056)                         (15,056)
                             --------                           ----------- ----------                       ----------
Increase (decrease) in       467,835                               105,405  (476,687)                        (476,687)
cash and cash equivalents

Cash and cash
equivalents-beginning of
period                       1,694,649                           1,694,649  1,360,071                        1,360,071
                             --------                           ----------- ----------                       ----------
Cash and cash
equivalents-end of period    $2,162,484                         $1,800,054  $ 883,384                        $ 883,384
                             ========                           =========== ==========                       ==========


Explanatory notes:

a - To record gain on disposal after applying security deposit of $500,000 and sales price of $700,000.
b - To record provision for remaining $200,000 due under contract that is doubt-
    ful of collection.
c - To reclassify gross amounts of assets and liabilities of "Assets/Liabilities to be disposed of" assuming the sale of the internet-related services, such as domain name registration and e-solutions services, for the China opera-tions was not approved.
d - To reclassify gross amounts of results of operations assuming the sale of the internet-related services provided by China was not approved.
e - To return deposit of $362,430 due to lack of shareholder approval of sale of internet-related operations in China.

                                  EXHIBIT D(3)
Xin Net Corp.
Pro Forma Financial Information

Introductory paragraph:

The following pro forma financial results shows the historical balance sheet as of March 31, 2003, and the related statements of operations and cash flows for the three months ended March 31, 2003 and 2002, adjusted to reflect shareholder approval of the sale internet-related operations in China, but not the ISP operations in China. On February 26, 2003, Xin Hai signed an agreement to sell its internet-related services in China to a subsidiary company of Sino-I.com, Ltd., a company listed on the Hong Kong Stock Exchange, for a total consideration of RMB 20 million (approximately US$2,500,000), due to lack of funding and increased market competition. The company has received US$362,430 security deposit for the transaction. There is no income tax effect due to the company's loss position.

Proposal No. 3 - Sale of internet-related operations is approved, but sale of ISP operations is not approved.


                                              3/31/03        Pro Forma       Adjustment      Pro Forma
Consolidated Balance Sheet                  Historical         Debit           Credit         Results
------------------------------------------ --------------  --------------   -------------  --------------
Assets:

Cash and cash equivalents                  $1,274,108      2,137,570 a      500,000 b      $2,911,678

Accounts receivable                        -               289,896 b        -              289,896

Other current assets                       20,785          -                -              20,785

Deferred costs                             -               -                -              -

Assets to be disposed of                   2,696,501                        2,696,501 a    -

Net assets of discontinued operations      293,420         -                293,420 a      -

Investment, at equity                      293,204                                         293,204

Property and equipment, net                11,036          320,845 b                       331,881

Goodwill                                   127,124                                         127,124
                                           --------------                                  --------------

Total Assets                               $4,716,178                                      $3,974,568
                                           ==============                                  ==============

Liabilities and Stockholders' Equity:

Accounts payable and other current
liabilities                                $211,911        -                 -             $211,911

Deferred revenue                           -               -                317,321 b      317,321

Security deposit                           362,430         362,430 a        -              -

Liabilities to be disposed of              3,706,778       3,206,778 a      -              -


Common stock                               41,360          500,000 b                       41,360

Additional paid-in capital                 8,194,045                                       8,194,045

Accumulated deficit                        (7,658,939)     -                3,010,277 a    (4,648,662)


Accumulated other comprehensive loss       (141,407)                                       (141,407)
                                           --------------                                  --------------
Total liabilities and stockholders'
equity                                     $4,716,178                                      $3,974,568
                                           ==============                                  ==============


Condensed statement         3/31/03     Pro Forma   Adjustment  Pro Forma     3/31/02  Pro Forma  Adjustment  Pro Forma
of operations:             Historical   Debit       Credit      Results     Historical  Debit     Credit      Results
                           ----------   ---------   ----------  ----------  ---------- ---------  ----------  ---------

Revenues

    Tuition fee income      $ 65,350           -          -   $   65,350           $-            -          -         $-
     Internet access
cards                              -           -          -            -            -            -          -          -
     Domain name
registration                       -           -          -            -            -            -          -          -
     E-solutions                   -           -          -            -            -            -          -          -
                           ----------                        -------------------------                        -----------
                              65,350           -          -       65,350            -                                  -

  Cost of revenues
     Internet access
cards                              -           -          -            -            -            -          -          -
     Domain name
registration                       -           -          -            -            -            -          -          -
     E-solutions                   -           -          -            -            -            -          -          -
                           ----------                        ------------ ------------                        -----------
                                   -                                   -            -                                  -
                           ----------                        ------------ ------------                        -----------

  Gross Profit                65,350           -          -       65,350            -                                  -

Expenses
   Salaries, wages and
benefits                    (52,919)           -          -     (52,919)      (6,901)            -          -    (6,901)

   General and
administrative              (72,604)           -          -     (72,604)     (57,333)            -          -   (57,333)


Other income (expense)      (20,397)           -          -     (20,397)       24,989            -          -     24,989
                           ----------                        ------------ ------------                        -----------

Loss from continuing
operations                  (80,570)                            (80,570)     (39,245)                           (39,245)

Provision for income
taxes                              -                                   -            -                                  -

Discontinued operations
   Loss from assets held
for sale                   (233,018)           -               (233,018)     (69,286)            -          -   (69,286)
   Gain on disposal of
discontinued operations            -           -  3,010,277 a  3,010,277            -            -          -          -
                           ----------                        ------------ ------------                        -----------
Total discontinued
operations                 (233,018)                           2,777,259     (69,286)                           (69,286)
                           ----------                        ------------ ------------                        -----------

                                                              $            $
Net loss                   $(313,588)                          2,696,689    (108,531)                         $(108,531)
                           ==========                        ============ ============                        ===========


Loss per share:

  Continuing operations            -                                   -            -                                  -

  Discontinued operations     (0.01)                                0.07            -                                  -
                           ----------                        ------------ ------------                        -----------
                             ($0.01)                               $0.07      ($0.01)                            ($0.01)
                           ==========                        ============ ============                        ===========

  Basic weighted average
shares outstanding         41,360,010                         41,360,010   21,360,010                         21,360,010
                           ==========                        ============ ============                        ===========



Condensed statements of      3/31/02   Pro Forma     Adjustment   Pro Forma   3/31/02   Pro Forma  Adjustment Pro Forma
cash flows:                Historical  Debit         Credit       Results     Historical  Debit    Credit     Results
                           ----------  ---------     ----------   ----------  ---------- --------  ---------- ---------

Net cash flows provided by
(used in) operating
activities                      $ 485,833   (500,000) b            $(902,543)    $(173,097)                      $(173,097)

                                            (872,707) a

                                             (15,669) c
Cash flows from investing
activities
  Purchases of property and
equipment                        (17,998)                            (17,998)     (48,634)                        (48,634)
  Cash received from sale of
internet-related operations             -   2,137,570 a        -    2,137,570            -                               -
  Repayment from
ProtectServe Pacific Ltd.               -                                   -      360,400                         360,400
  Investment in The Link
Group, Inc.                             -                                   -    (600,300)                       (600,300)
                               -----------                        ------------  -----------                     -----------
Net cash flows used in
investing activities             (17,998)                           2,119,572    (288,534)                       (288,534)

Net cash flows used in
financing activities                    -                                   -     (15,056)                        (15,056)
                               -----------                        ------------  -----------                     -----------

Increase (decrease) in cash
and cash equivalents              467,835                           1,217,029    (476,687)                       (476,687)

Cash and cash
equivalents-beginning of
period                          1,694,649                           1,694,649    1,360,071                       1,360,071
                               -----------                        ------------  -----------                     -----------

Cash and cash
equivalents-end of period      $2,162,484                          $2,911,678    $ 883,384                       $ 883,384
                               ===========                        ============  ===========                     ===========


Explanatory notes:

a - To record gain on disposal after applying security deposit of $362,430 and sales price of $2,500,000 (assume remaining balance of cash received $2,137,570.)
b - To reclassify net assets of discontinued operations assuming the sale of ISP operations was not approved and the $500,000 security deposit was returned.
c - Amount ($15,669) represents cash ($888,376) grouped in "Assets to be disposed of" less non-cash gain on sale of $872,707.

Note:  There was no effect on results of operations or cash flows for 2002.

                                  EXHIBIT D(4)
Xin Net Corp.
Pro Forma Financial Information


Introductory paragraph:

The following pro forma financial results shows the historical balance sheet as of March 31, 2003, and the related statements of operations and cash flows for the three months ended March 31, 2003 and 2002, adjusted to reflect shareholder approval of the sale of the China operations via two separate transactions as follows: (1) on June 22, 2001, the company's joint venture partner, Xin Hai Technology Development Ltd., signed an agreement to sell its ISP operations and related assets to a private company in Beijing for sales proceeds of $700,000, of which $500,000 has been received and classified as a security deposit in the liabilities section of the balance sheet.; and (2) on February 26, 2003, Xin Hai signed an agreement to sell its internet-related businesses in China to a subsidiary company of Sino-I.com Ltd., a company listed on the Hong Kong Stock Exchange, for a total consideration of RMB 20 million (approximately US$2,500,000), due to lack of funding and increased market competition. The company has received US$362,430 security deposit for the transaction. There is no income tax effect due to the company's loss position.

Proposal No. 4 - Shareholder approval of both the sale of the (1) ISP and (2) internet-related operations in China.



                                              3/31/03         Pro Forma      Adjustment       Pro Forma
Consolidated Balance Sheet                   Historical         Debit          Credit          Results
------------------------------------------ ---------------  --------------  -------------   --------------

Assets:

Cash and cash equivalents                  $1,274,108           2,137,570 c  -               $3,411,678

Accounts receivable                        -                -               -               -

Other current assets                       20,785           -               -               20,785

Deferred costs                             -                -               -               -

Assets to be disposed of                   2,696,501        -               2,696,501    c  -

Net assets of discontinued operations      293,420          -               293,420      a  -

Investment, at equity                      293,204                                          293,204

Property and equipment, net                11,036           -               -               11,036

Goodwill                                   127,124                                          127,124
                                           ---------------                                  --------------

Total Assets                               $4,716,178                                        $3,863,827
                                           ===============                                  ==============

Liabilities and Stockholders' Equity:

Accounts payable and other current
liabilities                                $211,911          -               -               $211,911

Deferred revenue                           -                 -               -               -


                                                                          c               c
Security deposit                           362,430             362,430       -              -


Liabilities to be disposed of              3,706,778           3,706,778  c                 -


Common stock                               41,360                                           41,360


Additional paid-in capital                 8,194,045                                        8,194,045

                                                                                          a
Accumulated deficit                        (7,658,939)        -             206,580         (4,442,082)

                                                                            3,010,277     c

Accumulated other comprehensive loss       (141,407)                                        (141,407)
                                           ---------------                                  --------------

Total liabilities and stockholders'
equity                                     $4,716,178                                        $3,863,827
                                           ===============                                  ==============



Condensed statement         3/31/03     Pro Forma   Adjustment  Pro Forma     3/31/02  Pro Forma  Adjustment  Pro Forma
of operations:             Historical   Debit       Credit      Results     Historical  Debit     Credit      Results
                           ----------   ---------   ----------  ----------  ---------- ---------  ----------  ---------

Revenues
    Tuition fee income     $65,350     -           -           $65,350       $-           -          -         $-
    Internet access
cards                      -           -           -           -             -            -          -          -
    Domain name
registration               -           -           -           -             -            -          -          -

    E-solutions            -           -           -           -             -            -          -          -
                           -----------                         -------------------------                        ----------
                           65,350                              65,350        -                                  -

 Cost of revenues
    Internet access
cards                      -           -           -           -             -            -          -          -
    Domain name
registration               -           -           -           -             -            -          -          -

    E-solutions            -           -           -           -             -            -          -          -
                           -----------                         ------------  -----------                        ----------

                           -                                   -             -                                  -
                           -----------                         ------------  -----------                        ----------
 Gross Profit              65,350      -           -           65,350        -                                  -

Expenses
   Salaries, wages and
benefits                   (52,919)    -           -           (52,919)      (6,901)      -          -          (6,901)

   General and
administrative             (72,604)    -           -           (72,604)      (57,333)     -          -          (57,333)

Other income (expense)     (20,397)    -           -           (20,397)      24,989       -          -          24,989
                           -----------                         ------------  -----------                        ----------
Loss from continuing
operations                 (80,570)                            (80,570)      (39,245)                           (39,245)

Provision for income
taxes                      -                                   -             -                                  -

Discontinued operations
   Loss from assets held
for sale                   (233,018)   -           -           (233,018)     (69,286)                           (69,286)
   Gain on disposal of                           a
discontinued operations    -           700,000     (493,420)a,b3,216,857     -                                  -

                                                   3,010,277 c
                           -----------                         ------------  -----------                        ----------


                           (233,018)                           2,983,839     (69,286)                           (69,286)
                           -----------                         ------------  -----------                        ----------


Net loss                   $(313,588)                           $2,903,269    $(108,531)                        $(108,531)
                           ===========                         ============  ===========                        ==========

Loss per share:

  continuing operations    (0.00)                              (0.00)        (0.00)                             (0.00)

  discontinued operations  (0.01)                              0.07          (0.00)                             (0.00)
                           -----------                         ------------  -----------                        ----------

                           $(0.01)                             $0.07         $(0.01)                            $(0.01)
                           ===========                         ============  ===========                        ==========
 basic weighted average
shares outstanding         41,360,010                          41,360,010    21,360,010                         21,360,010
                           ===========                         ============  ===========                        ==========




Condensed statements of      3/31/02   Pro Forma     Adjustment   Pro Forma   3/31/02   Pro Forma  Adjustment Pro Forma
cash flows:                Historical  Debit         Credit       Results     Historical  Debit    Credit     Results
                           ----------  ---------     ----------   ----------  ---------- --------  ---------- ---------

Net cash flows provided by
(used in) operating           $485,833       872,707) c             $(402,543)   $(173,097)                         ($173,097)
activities

                                             (15,669)  d
Cash flows from investing
activities
  Purchases of property and
equipment                     (17,998)                             (17,998)     (48,634)                           (48,634)
  Cash received from sale
of internet-related           -             2,137,570 c-           2,137,570    -                                  -
operations
  Repayment from
ProtectServe Pacific Ltd.     -                                    -            360,400                            360,400
  Investment in The Link
Group, Inc.                   -                                    -            (600,300)                          (600,300)
                              -----------                          ------------ ------------                       ----------
Net cash flows used in
investing activities          (17,998)                             2,119,572    (288,534)                          (288,534)
Net cash flows used in
financing activities          -                                    -            (15,056)                           (15,056)
                              -----------                          ------------ ------------                       ----------

Increase (decrease) in cash
and cash equivalents          467,835                              1,717,029    (476,687)                          (476,687)

Cash and cash
equivalents-beginning of
period                        1,694,649                            1,694,649    1,360,071                          1,360,071
                              -----------                          ------------ ------------                       ----------
Cash and cash
equivalents-end of period     $2,162,484                            $3,411,678   $883,384                           $883,384
                              ===========                          ============ ============                       ==========


Explanatory notes:

a - To record gain on disposal after applying security deposit of $500,000 and sales price of $700,000.
b - To record provision for remaining $200,000 due under contract that is doubt-
    ful of collection.
c - To record gain on disposal after applying security deposit of $362,430 and sales price of $2,500,000 (assume remaining balance of cash received $2,135,570.)
d - Amount ($15,669) represents cash ($888,376) grouped in "Assets to be disposed of" less non-cash gain on sale of $872,707.

Note:  There was no effect on results of operations or cash flows for 2002.

                                     BALLOT

--------------------------------------------------------------------------------

                                  XIN NET CORP.
              #950-789 W. Pender St, Vancouver, BC, Canada V6C 1H2

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
              ANNUAL MEETING OF STOCKHOLDERS, ______________, 2003


         The undersigned hereby appoints Angela Du proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Xin Net Corp. held of record by the undersigned at the Annual Meeting of Stockholders to be held on ____________, 2003, at 10:00 AM, at #950-789 W. Pender Street, Vancouver, BC Canada V6C 1H2, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To elect a Board of five (5) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

       Nominees:     Xiao-qing (Angela) Du, Ernest Cheung, and Maurice Tsakok
                     Stephen Hutchison, Kun Wei

                  [_] FOR:  nominees listed above (except as marked to the con-
                        trary below).


                  [_] WITHHOLD authority to vote for nominee(s) specified below

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------            ---------------------     --------------------

2. To authorize the sale of Xin Net Telecom Corp., the domain name registra-tion business of the company to Sino-i.com Limited.

       [_] FOR           [_] AGAINST               [_] ABSTAIN


3. To approve the agreement signed on June 22, 2001 to sell Company ISP assets to Beijing Sino Soft Intel Information Technology Ltd.

     [_] FOR           [_] AGAINST               [_] ABSTAIN


4. To amend the Articles of Incorporation to increase the authorized capital to 300 million common shares at $.001 par value and 300 million preferred shares at $.001 par value in such classes or series and with such rights and privileges as the Board may hereafter determine.

      [_] FOR           [_] AGAINST               [_] ABSTAIN


5. To ratify the designation of Clancy and Co., PLLC, as independent accountants for the period ending December 31, 2001:

     [_] FOR           [_] AGAINST               [_] ABSTAIN

6.  To transact such other business as may properly come before the Annual
    Meeting.

     [_] FOR           [_] AGAINST               [_] ABSTAIN

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

           THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.


                                        ----------------------------------------
                                        Signature of Stockholder

                                        ----------------------------------------
                                        Signature if held jointly

                                        Dated: __________________________

                                                     IMPORTANT:  If  shares  are
                                                     jointly owned,  both owners
                                                     should sign.  If signing as
                                                     attorney,         executor,
                                                     administrator,     trustee,
                                                     guardian  or  other  person
                                                     signing in a representative
                                                     capacity,  please give your
                                                     full  title as  such.  If a
                                                     corporation, please sign in
                                                     full   corporate   name  by
                                                     President      or     other
                                                     authorized  officer.  If  a
                                                     partnership, please sign in
                                                     partnership     name     by
                                                     authorized person.